UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.)

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Blackstone Real Estate Income Trust, Inc.
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Blackstone

BREIT

Blackstone
Real Estate Income Trust

Proxy Statement
2026

Blackstone
345 Park Avenue
New York, New York 10154
Dear Stockholders:
You are cordially invited to participate in the 2026 Annual Meeting of Stockholders (the “Annual
Meeting”) of Blackstone Real Estate Income Trust, Inc., a Maryland corporation (the
“Company”), which will be held as a “virtual meeting” via live webcast on June 25, 2026 at 8:30
a.m., Eastern Time.
AT THE ANNUAL MEETING, STOCKHOLDERS WILL BE ASKED TO CONSIDER AND VOTE
UPON:
■the election of nine director nominees listed in the Proxy Statement;
■the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026; and
■such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
Details concerning those matters to come before stockholders at the Annual Meeting are described in this Proxy Statement.
Since 2019, the Company has made a charitable donation on behalf of every stockholder that votes in connection with its annual meeting. In prior years, those donations were made to the
Navy SEAL Foundation. For the 2026 Annual Meeting, the Company will make a charitable donation to support a foundation being established to develop and support values-driven leaders in the mold of our beloved former CEO Wesley LePatner. As always, your vote is important, and we hope you will make it count in more ways than one.
Management and the Board of Directors unanimously recommend that you vote FOR all nominees for director listed in the Proxy Statement and FOR the appointment of Deloitte &
Touche LLP as our independent registered public accounting firm for the year ending December
31, 2026.
This year, we will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process will provide you with a convenient and environmentally friendly way to access the proxy materials, including our Proxy Statement and
2025 annual report to stockholders, and authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.
The Proxy Statement and form of proxy will be distributed or made available on or about March
27, 2026. We will mail to our stockholders a Notice of Internet Availability of Proxy Materials,
which we refer to as the Notice and Access Card, containing instructions on how to access our
Proxy Statement and our 2025 annual report to stockholders and authorize a proxy to vote electronically via the Internet or by telephone. The Notice and Access Card also contains instructions as to how you can receive a paper copy of our proxy materials and authorize a proxy to vote by mail.
It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to participate at the Annual
Meeting, we urge you to complete a proxy as promptly as possible — by Internet, telephone or mail — so that your shares will be voted at the Annual Meeting. This will not limit your right to vote or to participate at the Annual Meeting.
On behalf of the Board of Directors and management, I thank you for your continuing support.
Sincerely,
Katharine A. Keenan
Chief Executive Officer and Director
March 27, 2026
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2026:
Our Proxy Statement, form of proxy card and 2025 Annual Report to stockholders are available at www.proxyvote.com/BREIT, and can be accessed by using the 16-digit control number and following the instructions located on the Notice and Access Card.

Blackstone
345 Park Avenue
New York, New York 10154
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
Dear Stockholders:
We hereby notify you that Blackstone Real Estate Income Trust, Inc., a Maryland corporation
(the “Company”), is holding its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) as a
“virtual meeting” via live webcast on June 25, 2026 at 8:30 a.m., Eastern Time. Stockholders as
of the open of business on the March 27, 2026 record date who wish to participate in the virtual
Annual Meeting may do so by visiting the web portal located at
Vote by:
Phone, web or mail
www.virtualshareholdermeeting.com/BREIT2026 and entering the 16-digit control number found on the Notice of Internet Availability of Proxy Materials, which we refer to as the Notice and Access Card. Technical assistance will be available for stockholders encountering any difficulties accessing the virtual Annual Meeting. The technical support contact information will appear on the meeting website prior to the start of the Annual Meeting.
AT THE ANNUAL MEETING, STOCKHOLDERS WILL BE ASKED TO CONSIDER AND VOTE
UPON:
Location:
www.virtualshareholdermeeting.com
/BREIT2026
1.the election of nine director nominees listed in the Proxy Statement;
2.the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026; and
3.such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
You can vote your shares of common stock at the Annual Meeting and any adjournments or
Date & Time:
Tuesday, June 25, 2026
8:30 AM EDT
postponements thereof if the Company’s records show that you were a stockholder of record as of the open of business on March 27, 2026, the record date for the Annual Meeting.
To express our appreciation for your participation, the Company will make a charitable donation to support a foundation being established to develop and support values-driven leaders in the mold of our beloved former CEO Wesley LePatner. As always, your vote is important, and we hope you will make it count in more ways than one.
Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by
Record Date:
March 27, 2026
completing and returning the proxy card if you requested paper copies of the Company’s proxy materials. Voting instructions are provided in the Notice and Access Card or, if you requested paper copies, the instructions are printed on your proxy card and included in the accompanying
Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to the
Annual Meeting and stockholders who participate at the Annual Meeting may withdraw their proxies and vote online.
Sincerely,
Kate O'Neil
Deputy Chief Legal Officer and Secretary
March 27, 2026
This Notice of Annual Meeting and the accompanying Proxy Statement are being made available on or about March 27, 2026.

Table of Contents

Page
Proposal 1 — Election of Directors ...............................................................................................................................	1

The Board of Directors and Committees .......................................................................................................................	6
Corporate Governance ......................................................................................................................................................	10
Executive and Senior Officers .........................................................................................................................................	14

Compensation of Directors and Executive Officers ................................................................................................	16

Equity Compensation Plan Information .........................................................................................................................	16
Executive Officer Compensation .....................................................................................................................................	16
Non-Employee Director Compensation .........................................................................................................................	16
Security Ownership of Certain Beneficial Owners and Management ....................................................................	17

Transactions with Related Persons and Certain Control Persons ....................................................................	19

Our Relationship with Our Adviser and Blackstone ....................................................................................................	19
Dealer Manager Agreement ............................................................................................................................................	23
DST Program .......................................................................................................................................................................	24
Affiliate Service Agreements ...........................................................................................................................................	25
Indemnification Agreements with Directors and Officers ..........................................................................................	33
Conflicts of Interest with the Adviser and its Affiliates ...............................................................................................	33
Related Party Transaction Policies .................................................................................................................................	39
Report of the Affiliate Transaction Committee .............................................................................................................	40

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm ...........	41

Audit and Non-Audit Fees .................................................................................................................................................	41
Audit Committee Pre-Approval Policies and Procedures ........................................................................................	42

General Information About The Annual Meeting and Voting ...............................................................................	43

Audit Committee Report ....................................................................................................................................................	47
Annual Report ......................................................................................................................................................................	48
Other Matters .......................................................................................................................................................................	48
Stockholder Proposals for the 2027 Annual Meeting .................................................................................................	48
Householding of Proxy Materials ....................................................................................................................................	48
The words “Blackstone Real Estate Income Trust,” “BREIT,” “we,” “our,” “us,” and the “Company” refer to Blackstone Real Estate Income
Trust, Inc., together with its consolidated subsidiaries, including BREIT Operating Partnership L.P. (the “Operating Partnership”), a Delaware
limited partnership of which we are the general partner, unless the context requires otherwise. The terms “BX REIT Advisors” and the
“Adviser” each refer to BX REIT Advisors L.L.C., our adviser. The Adviser is part of the real estate group (“Blackstone Real Estate”) of
Blackstone Inc. (together with its affiliates, “Blackstone”), a leading global investment manager. Blackstone Real Estate serves as our sponsor.
Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

2026 Proxy Statement | 1

Proposal 1 — Election of Directors
There are currently nine members of the Board of Directors. On February 26, 2026, the Board of Directors, upon recommendation of its
Nominating and Corporate Governance Committee, unanimously nominated the nine directors listed below for re-election to the Board of
Directors at the Annual Meeting. All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our Board of Directors, unless the Board of Directors acts to reduce the size of the Board of
Directors in accordance with our bylaws. The Board of Directors has no reason to believe that any such nominees will be unable or unwilling to serve.
Nominees for Election as Directors
The names, ages as of March 27, 2026 and existing positions with us of the nominees are as follows:

Name	Age	Position
Katharine A. Keenan	41	Chief Executive Officer and Director
A.J. Agarwal	59	Co-President and Director
Zaneta Koplewicz	42	Co-President, Head of Shareholder Relations and Director
Frank Cohen	53	Chairman of the Board
Raymond J. Beier	69	Independent Director
Susan Carras	71	Independent Director
Richard I. Gilchrist	80	Independent Director
Field Griffith	72	Independent Director
Edward Lewis	85	Independent Director
The name, principal occupation for the last five years, selected biographical information and the period of service as our director of each of the nominees are set forth below.

Katharine A. Keenan Chief Executive Officer and Director
■Age: 41 ■Director Since: 2025	■Committees: None

Biographical Information: Ms. Keenan has been a director and Chief Executive Officer of the Company since November 2025. Ms.
Keenan is also a Senior Managing Director in Blackstone Real Estate and the Global Head of Blackstone’s Core+ Real Estate business.
Ms. Keenan has been with Blackstone since 2012 and prior to joining the Company’s executive team, she was the Global Co-Chief
Investment Officer of Blackstone Real Estate Debt Strategies and Chief Executive Officer, President and a director of Blackstone
Mortgage Trust, Inc. (NYSE: BXMT). She is a member of Blackstone Real Estate’s Investment Committee. Ms. Keenan brings over a decade of experience at the firm to the role, overseeing loan originations and other commercial debt investments for institutional, public and insurance capital vehicles and leading all aspects of BXMT’s activities, including its investments, capital markets activities, operations and strategy. Before joining Blackstone, Ms. Keenan held positions at G2 Investment Group, Lubert-Adler Real Estate Funds and in the
Real Estate Investment Banking Group at Lehman Brothers. Ms. Keenan is a member of the board of directors of Getting Out and Staying
Out and the National Association of Real Estate Investment Trusts ("NAREIT") Advisory Board of Governors. She is also a member of WX
New York Women Executives in Real Estate and was a 2025 Partnership for New York City David Rockefeller Fellow.
Qualifications: Ms. Keenan graduated cum laude with an A.B. in History from Harvard College. Ms. Keenan is a valuable member of our
Board of Directors because of her extensive real estate and investment experience, her history with Blackstone and her leadership within
Blackstone Real Estate’s business.

2 | Blackstone Real Estate Income Trust

A.J. Agarwal Co-President and Director
■Age: 59 ■Director Since: 2025	■Committees: None

Biographical Information: Mr. Agarwal has been a director and Co-President of the Company since March 2025. Mr. Agarwal is also a
Senior Managing Director in Blackstone Real Estate, where he focuses on the Global Core+ business. Mr. Agarwal was previously
President and a director of the Company from December 2015 to August 2023. Prior to the launch of the Blackstone Real Estate Core+
business, Mr. Agarwal was co-head of the U.S. Acquisitions team and oversaw more than $50 billion of investment transactions across all real estate asset classes for Blackstone’s opportunistic real estate funds. Mr. Agarwal joined Blackstone in 1992 and is a member of
Blackstone’s Real Estate Investment Committee. Mr. Agarwal is also a member of the Council on Foreign Relations.
Qualifications: Mr. Agarwal graduated from Princeton University, where he graduated magna cum laude and Phi Beta Kappa, and received his MBA from Stanford University Graduate School of Business. Mr. Agarwal is a valuable member of our Board of Directors because of his extensive real estate and investment experience, his history with Blackstone and BREIT and his leadership within
Blackstone Real Estate's business.

Zaneta Koplewicz Co-President, Head of Shareholder Relations and Director
■Age: 42 ■Director Since: 2025	■Committees: None

Biographical Information: Ms. Koplewicz has been a director and Co-President of the Company since November 2025. Ms. Koplewicz has also been Head of Shareholder Relations of the Company since December 2023 and is a Senior Managing Director in Blackstone
Real Estate. Before joining Blackstone in 2021, Ms. Koplewicz spent 14 years at BlackRock where she was most recently a Managing
Director responsible for developing and growing relationships with large, strategic clients in North America. Prior to that, she held several roles within BlackRock Alternative Investors including Global Head of Product Strategy for the Event Driven business, where she led client engagement and business strategy for the platform across institutional and private wealth clients.
Qualifications: Ms. Koplewicz received a BA in Politics with a certificate in African American Studies from Princeton University.  She also serves on the PREA Foundation Board of Directors.  Ms. Koplewicz is a valuable member of our Board of Directors because of her extensive experience in investor relations, her history with Blackstone and BREIT, and her leadership within Blackstone Real Estate’s business.

Frank Cohen Chairman of the Board
■Age: 53 ■Director Since: 2016	■Committees: None

Biographical Information: Mr. Cohen has been the Chairman of our Board of Directors since July 2016 and previously served as Chief
Executive Officer of the Company from July 2016 to December 2024. He was previously a Senior Managing Director in Blackstone Real
Estate, the Global Chairman of Blackstone’s Global Core+ real estate business and a member of Blackstone Real Estate’s Investment
Committee. Mr. Cohen joined Blackstone in 1996 and played an integral role in the growth of the real estate business. He previously held multiple leadership positions, overseeing Blackstone Real Estate’s Americas Acquisitions and later the Core+ real estate business from its early days. Mr. Cohen was involved in over $100 billion of real estate transactions, including many of Blackstone’s notable investments, including Equity Office, CarrAmerica Realty, Trizec and IndCor Properties.
Qualifications: Mr. Cohen received a BA from Northwestern University, where he graduated from the Honors Program in Mathematical
Methods in the Social Sciences, with a double major in political science. Mr. Cohen served as a director for Tricon Residential Inc. (TSX:
TCN) from September 2020 until its privatization in May 2024 and for Hudson Pacific Properties (NYSE: HPP) from 2015 until 2017. He also previously served on the boards of multiple Blackstone portfolio companies. He currently serves on the board of trustees for
Northwestern University and as a Trustee of the Urban Land Institute. Mr. Cohen is a valuable member of our Board of Directors because of his extensive real estate experience and his history with Blackstone.

2026 Proxy Statement | 3

Raymond J. Beier Independent Director
■Age: 69 ■Director Since: 2016	■Committees: Affiliate Transaction, Audit (Chairperson), and Compensation

Biographical Information: Mr. Beier has been a director and Audit Committee Chairperson of the Company since July 2016. Mr. Beier also serves as a director and audit committee chairperson of Blackstone Private Equity Strategies Fund. Before then, he was a partner in the financial services practice at PricewaterhouseCoopers LLP, having been with the firm from 1993 to 2016. Mr. Beier has extensive experience in financial reporting matters relating to mergers, acquisitions and corporate finance transactions. Mr. Beier served in a variety of roles at PricewaterhouseCoopers LLP, including as a member of the National Office leadership team responsible for its strategic policy and analysis group and as a senior partner in the transaction services group. Mr. Beier also served on various PricewaterhouseCoopers committees, including the Global Private Equity Committee and the Extended Leadership Committee. Mr. Beier also currently serves on the board of trustees of the Student Partner Alliance.
Qualifications: Mr. Beier received a BS in Accounting, summa cum laude, from the University of Minnesota—Duluth and an MBA from the
University of Minnesota—Carlson School of Management. Mr. Beier is a valuable member of our Board of Directors because of his extensive experience with accounting and financial reporting matters, especially relating to mergers, acquisitions and corporate finance transactions.

Susan Carras Independent Director
■Age: 71 ■Director Since: 2021	■Committees: Affiliate Transaction, Audit, and Nominating & Corporate Governance

Biographical Information: Ms. Carras has been a director of the Company since January 2021. She is a Senior Managing Director in the
Washington, DC office of JLL Capital Markets, America. Ms. Carras served as Co-Head of HFF’s Washington, DC office from 2011 to 2019 and she joined JLL as part of JLL’s 2019 acquisition of HFF. Prior to HFF, she was a Principal and Managing Director at Sonnenblick
Goldman where she served on the operating committee and headed offices in Washington, DC and Tampa, FL. Earlier in her career, she was with the Real Estate Finance Division of Chase Manhattan Bank.
Qualifications: Ms. Carras received a BA, magna cum laude with departmental honors, from Lafayette College and a Diploma in Real
Estate Analysis and Appraisal from New York University. She is a trustee emerita of Lafayette College and previously chaired the
Development and Alumni Relations Committee, served on the Executive Committee and was a member of the search committee for
Lafayette’s 16th president. Together with a fellow trustee, Ms. Carras started the First Women of Lafayette Scholarship Fund. Ms. Carras
is a past chair of the board of trustees of the McLean School of Maryland. In September 2023, Ms. Carras was appointed as an independent director to the board of trustees of Elme Communities (NYSE: ELME). She is a past recipient of the Greater Washington
Commercial Association of Realtors Top Financing Award and Top Sales Award for the Washington, DC Metro and has been recognized by
Real Estate Forum's Women of Influence, by Bisnow's Women of Influence in Commercial Real Estate and by Connect Media’s Women in
Real Estate. Ms. Carras is a valuable member of our Board of Directors because of her significant experience in the real estate industry.

4 | Blackstone Real Estate Income Trust

Richard I. Gilchrist Independent Director
■Age: 80 ■Director Since: 2016	■Committees: Affiliate Transaction (Chairperson), Audit, and Nominating & Corporate Governance

Biographical Information: Mr. Gilchrist has been a director of the Company since July 2016. He served as Senior Advisor for acquisitions and investments at The Irvine Company, a privately-held real estate investment company, a position he held from July 2011 until July
2018, after having served as President of its Investment Properties Group from 2006 to 2011. He served as President and Co-Chief
Executive Officer and on the board of directors of Maguire Properties, Inc., a publicly-held REIT, from 2002 to 2006. From 1997 to 2001,
Mr. Gilchrist served as Chief Executive Officer, President and member of the board of directors of Commonwealth Atlantic Properties, a privately-held REIT. From 1995 to 1997, he served as the Co-Chairman and Managing Partner of CommonWealth Partners, a private real estate company he co-founded. He served as chairman of the board and on the compensation committee of Spirit Realty Capital, Inc.
(NYSE: SRC) from 2012 to January 2024, when Spirit was acquired by Realty Income (NYSE: O). He has previously served as a director of Ventas (NYSE: VTR) from 2011 to August 2021 and was a chairman of both its compensation and investment committees. He has also previously served as a director of BioMed Realty Trust, Inc. (NYSE: BMR) from 2007 to 2014, Nationwide Health Properties, Inc. from
2008 to 2011, and TIER REIT, Inc. (NYSE: TIER) from 2013 to August 2019, and as chairman from 2016 to August 2019 until TIER REIT,
Inc. was acquired by Cousins Properties Inc. (NYSE: CUZ).
Qualifications: Mr. Gilchrist is a member of the Whittier College board of trustees, where he earned his BA in 1968. He rejoined the board in May 2023 and previously served as chairman from 2003 to 2011. He is also a member of the advisory board of the University of
California, Los Angeles Law School, where he earned a JD in 1971. Mr. Gilchrist is a valuable member of our Board of Directors because of his extensive experience in the real estate industry, including having served as an executive officer of several REITs, his knowledge and experience in internal and external risk oversight, and his experience as a member of the board of directors of five public REITs, including as chairman of two.

Field Griffith Independent Director
■Age: 72 ■Director Since: 2016	■Committees: Affiliate Transaction, Compensation (Chairperson), and Nominating & Corporate Governance

Biographical Information: Mr. Griffith has been a director of the Company since July 2016. He also currently serves as a non-executive director for the Prime Property Fund LLC, a position he has held since February 2018. Mr. Griffith was most recently employed full time as the Director of Real Assets Investments for the Virginia Retirement System from 2004 to 2016 where he was responsible for managing all aspects of the System’s global real estate, infrastructure and natural resource portfolios. The global real estate portfolio consisted of publicly- and privately-traded equity and debt investments in the form of separate accounts, joint ventures, closed-end funds and open-end funds. Mr. Griffith was also a member of the management committee of the Virginia Retirement System. From 1999 to 2004, he was a
senior executive at Gemini Rosemont Commercial Real Estate where he was engaged in real estate portfolio management activities. From
1985 to 1999, Mr. Griffith was employed in the real estate investment group for UNUM Life Insurance Company engaged in mortgage and equity underwriting, structuring, property acquisitions/dispositions and portfolio management of the commercial real estate equity group.
From 1983 to 1985, he worked in the real estate investment group at Phoenix Home Life Insurance Company.
Qualifications: Mr. Griffith is a Chartered Financial Analyst and received a BA from Beloit College and an MBA from the University of
Washington. From 2007 to 2013, he served as a board member of the Pension Real Estate Association. From August 2017 to March 2021,
he served on the board of directors of Tedford Housing, Inc., a non-profit organization focused on serving the regional homeless population. From March 2017 through December 2025, he served as a non-executive director for The Forest Company (registered in
Guernsey, UK). Mr. Griffith is a valuable member of our Board of Directors because of his extensive experience with real estate investments.

2026 Proxy Statement | 5

Edward Lewis Independent Director
■Age: 85 ■Director Since: 2016	■Committees: Affiliate Transaction, Audit, Compensation, and Nominating & Corporate Governance (Chairperson)

Biographical Information: Mr. Lewis has been a director of the Company since July 2016. From 2000 until February 2017, he was Senior
Advisor to Solera Capital, a private equity firm. In 1969, he co-founded Essence Communications Partners, a multimedia company targeting African American women, serving as Chief Executive Officer, publisher and chairman for 35 years. Previously, he served on the boards of Great Atlantic & Pacific Tea Company, Inc. (NYSE: GAP), the Apollo Theater Foundation, the Boys and Girls Clubs of America
and the Economic Club of New York. He also served as chairman of the Magazine Publishers of America from 1997 to 1999, becoming the first African American to hold this position in the 75-year history of the organization.
Qualifications: Mr. Lewis received a BA and MA in Political Science and International Affairs from the University of New Mexico. Mr. Lewis is a valuable member of our Board of Directors because of his extensive business experience as founder and chairman of Essence
Communications, as well as the skills he gained during his active board service to a number of diverse organizations.

VOTING RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE
DIRECTOR NOMINEES NAMED ABOVE.

6 | Blackstone Real Estate Income Trust

The Board of Directors and Committees
Our business is managed by our Adviser, subject to the oversight and direction of our Board of Directors. Our Board of Directors has nine members and is currently composed of Messrs. Cohen, Agarwal, Beier, Gilchrist, Griffith and Lewis and Mmes. Carras, Keenan and
Koplewicz.
Director Independence
Our Corporate Governance Guidelines and committee charters require a majority of the members of our Board of Directors, and all members of our Audit Committee, Affiliate Transaction Committee, Compensation Committee and Nominating and Corporate Governance
Committee, to be “independent” directors in accordance with the criteria in our charter, bylaws, the applicable rules of the Securities and
Exchange Commission (the “SEC”) and the listing standards of the New York Stock Exchange (“NYSE”). Based upon its review, our Board of Directors has affirmatively determined that each of Messrs. Beier, Gilchrist, Griffith and Lewis and Ms. Carras are “independent”
members of our Board of Directors under all applicable standards for independence, including with respect to service on our Audit
Committee, Affiliate Transaction Committee, Compensation Committee and Nominating and Corporate Governance Committee.
Our charter provides that a majority of our directors must be independent directors, except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of a successor independent director. Our charter defines an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with Blackstone Real
Estate or our Adviser. Pursuant to our charter and the policy adopted by our Board of Directors with respect to certain charter provisions, a director is deemed to be associated with Blackstone Real Estate or our Adviser if he or she owns, or has owned in the last two years, any interest (other than ownership of an interest that was (a) divested before appointment to our Board of Directors and (b) de minimis relative to its owner’s net worth) in, is employed by, is an officer or director of, or has any material business or professional relationship with
Blackstone Real Estate, our Adviser or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three real estate investment trusts ("REITs") sponsored by Blackstone Real Estate or advised by our Adviser. A business or professional relationship will be deemed material per se if the aggregate gross income derived by the director from Blackstone
Real Estate, the Adviser or any of their affiliates exceeds 5% of (1) the director’s annual gross income derived from all sources during either of the last two years or (2) the director’s net worth on a fair market value basis. An indirect association is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with Blackstone Real Estate, our Adviser or any of their affiliates or us.
Board of Directors Composition
The Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow it to satisfy its oversight responsibilities effectively. In that regard, the Nominating and Corporate
Governance Committee is responsible for recommending candidates for directorships to be elected at each annual meeting or to fill vacancies or newly created directorships that occur between meetings. Only independent directors may nominate replacements for vacancies in the independent director positions. In identifying director candidates, the Nominating and Corporate Governance Committee
will review all nominees in accordance with the requirements and qualifications contained in the Company’s Corporate Governance
Guidelines and recommend that the Board of Directors select those nominees whose attributes the Nominating and Corporate Governance
Committee believes would be most beneficial to us. In identifying director candidates, the Nominating and Corporate Governance
Committee takes into account (i) minimum individual qualifications, such as personal integrity and moral character, willingness to apply sound business judgment, industry knowledge or experience and an ability to work collegially with the other members of the Board of
Directors and (ii) any other factors it considers appropriate. We believe that teams with a diverse breadth of backgrounds and experiences contribute to better outcomes. One factor that the Board of Directors and Nominating and Corporate Governance Committee considers is the importance to the Company of diversity in board composition. The Board of Directors and Nominating and Corporate Governance
Committee also consider candidates’ diversity of experiences.
Director nominees may be nominated by our stockholders in accordance with the advance notice requirements contained in our bylaws. See
“Stockholder Proposals for the 2027 Annual Meeting” for more information regarding the advance notice requirements contained in our bylaws. Our Board of Directors also will consider recommendations made by our stockholders. See “Corporate Governance—Stockholder
Nominations and Communications Policy” for more information with respect to the consideration of candidates recommended by stockholders for election as directors.
Our Board of Directors currently has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and
Corporate Governance Committee and an Affiliate Transaction Committee. The current written charters for each of these committees are available on our website, www.breit.com.
Audit Committee
The Audit Committee is currently composed of Messrs. Beier, Gilchrist and Lewis and Ms. Carras, with Mr. Beier serving as the committee’s
Chairperson. All Audit Committee members are “independent,” consistent with the qualifications set forth in the listing standards of the
NYSE, our charter and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), applicable to boards of directors in general and audit committees in particular. Mr. Beier is qualified as an audit committee financial expert within the meaning of
Item 407(d)(5) of Regulation S-K under the Exchange Act. The Audit Committee’s primary duties are described in the Audit Committee charter and include:
■appointing, retaining, determining the compensation of, overseeing, evaluating and, where appropriate, replacing our independent registered public accounting firm, including overseeing the qualifications and independence of our independent registered public accounting firm;

2026 Proxy Statement | 7

■assisting the Board of Directors in overseeing our accounting and financial reporting processes;
■overseeing the quality and integrity of the Company’s financial statements and internal controls, including audits of our financial statements;
■assisting the Board of Directors in overseeing the performance of our internal and independent auditors;
■assisting with the Company’s compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting and overall risk management profile, including with respect to sustainability and climate change risks as they relate to financial risk exposures;
■overseeing the Company’s information technology security program;
■administering the Company's Code of Business Conduct and Ethics; and
■preparing the report of the Audit Committee required by the rules of the SEC to be included in the Company’s annual stockholders’
meeting proxy statement.
The Audit Committee has adopted procedures for the processing of complaints relating to accounting, internal control and auditing matters.
The Audit Committee oversees the review and handling of any complaints submitted pursuant to the foregoing procedures and of any whistleblower complaints subject to Section 21F of the Exchange Act.
Affiliate Transaction Committee
The Affiliate Transaction Committee is currently composed of Messrs. Beier, Gilchrist, Griffith and Lewis and Ms. Carras with Mr. Gilchrist serving as the committee’s Chairperson. All Affiliate Transaction Committee members are “independent,” consistent with the qualifications set forth in our charter and the listing standards of the NYSE applicable to boards of directors.
The Affiliate Transaction Committee is responsible for reviewing and approving the terms of transactions between us and Blackstone or its affiliates (including our Adviser) or any member of our Board of Directors, including (when applicable) the economic, structural and other terms of all acquisitions and dispositions between us and Blackstone or its affiliates (including our Adviser). Generally, we may enter into a transaction with Blackstone, our Adviser, our directors, and their respective affiliates only if a majority of our Board of Directors, and a majority of the Affiliate Transaction Committee (which is composed of all of our independent directors), not otherwise interested in the transaction approve the transaction as being fair and reasonable to us. The Affiliate Transaction Committee is also responsible for reviewing the Adviser’s performance and the fees and expenses paid by us to the Adviser and its affiliates.
Compensation Committee
The Compensation Committee is currently composed of Messrs. Beier, Griffith and Lewis, with Mr. Griffith serving as the committee’s
Chairperson. All Compensation Committee members are “independent,” consistent with the qualifications set forth in our charter and the listing standards of the NYSE applicable to boards of directors in general and compensation committees in particular.
We are externally managed by the Adviser pursuant to an advisory agreement (the “Advisory Agreement”) and currently, we have no employees other than the employees that are employed by certain of our portfolio entities, and none of whom are executive officers of the
Company or are involved in the management of the Company. We do not directly compensate our executive officers, or reimburse the
Adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as our executive officers.
The Compensation Committee’s primary duties are described in its charter and include:
■to the extent that we award compensation and/or any other employee benefits to our Chief Executive Officer, reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief
Executive Officer in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by our Board of Directors), determining and approving our Chief Executive Officer’s compensation based on this evaluation;
■to the extent that we award compensation and/or any other employee benefits to members of our management, other than our Chief
Executive Officer, considering the recommendations of the Chief Executive Officer with respect to such members of management's compensation and determining and approving such compensation and/or other employee benefits or recommending that the Board of
Directors approve such compensation and/or other employee benefits;
■to the extent that we award incentive compensation and/or equity-based compensation directly to our employees, if any, or the employees of any external advisor, or to such advisor’s affiliates or any of their respective employees, reviewing and making recommendations to our Board of Directors with respect to such incentive compensation plans and equity-based compensation plans or any material changes to any such existing plans and discharging and administering its responsibilities under any such plans as required by the terms thereof;
■to the extent that we are required or elect to include a compensation discussion and analysis (“CD&A”) in our annual proxy statement, overseeing the preparation of the CD&A and related disclosures for inclusion in our annual report or proxy statement in accordance with the rules of the SEC;
■to the extent that we are required or elect to include a CD&A in our annual proxy statement, preparing and approving any Compensation
Committee report required to be included in our annual report or proxy statement in accordance with applicable SEC regulations;
■to the extent that we administer and/or manage executive compensation programs, periodically reviewing, as and when determined appropriate, executive compensation programs and total compensation levels;

8 | Blackstone Real Estate Income Trust

■reviewing and making recommendations to our Board of Directors concerning compensation arrangements for members of our Board of
Directors who are not employees of the Company, the Adviser or any of its affiliates;
■in consultation with management, overseeing regulatory compliance with respect to compensation matters;
■reviewing and approving any contracts or other arrangements with our current or former executive officers, including consulting arrangements, employment contracts or severance or termination arrangements; and
■performing any other duties or responsibilities expressly delegated to the Compensation Committee by our Board of Directors from time to time relating to our compensation programs.
The Compensation Committee is entitled to the resources and authority appropriate to discharge its duties and responsibilities, including the sole authority to retain, on terms it deems appropriate, legal counsel and other experts or consultants as it deems appropriate, without obtaining the approval of our Board of Directors or management. The Compensation Committee has the sole authority to select and retain a compensation consultant.
The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. In particular, the committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are “Non-Employee Directors” for the purposes of Rule 16b-3 under the Exchange Act.
Compensation Committee Interlocks and Insider Participation
During 2025, the Compensation Committee was composed of Messrs. Beier, Griffith and Lewis, none of whom were officers or employees of the Company during the fiscal year ended December 31, 2025, and none of whom had any relationship requiring disclosure by the
Company under Item 404 of Regulation S-K under the Exchange Act. None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board of
Directors or our Compensation Committee during the fiscal year ended December 31, 2025.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is currently composed of Messrs. Gilchrist, Griffith and Lewis and Ms. Carras, with
Mr. Lewis serving as the committee’s Chairperson. All Nominating and Corporate Governance Committee members are “independent,”
consistent with the qualifications set forth in our charter and the listing standards of the NYSE. The Nominating and Corporate Governance
Committee's primary duties are described in its charter and include:
■assisting our Board of Directors in identifying individuals qualified to become members of our Board of Directors;
■recommending candidates to our Board of Directors to fill vacancies on the Board of Directors;
■recommending committee assignments for directors to the full Board;
■periodically assessing the performance of our Board of Directors;
■overseeing and approving the management continuity planning process;
■reviewing and monitoring the Board of Directors’ oversight of the Company’s sustainability-related reporting and disclosures and related processes and controls;
■monitoring and overseeing the Board of Directors’ oversight of the internal and external communications regarding the Company’s position or approach to sustainability matters;
■reviewing and recommending appropriate corporate governance policies and procedures to our Board of Directors;
■overseeing the orientation of newly elected members of our Board of Directors and any continuing education requirements set forth in the Corporate Governance Guidelines; and
■reviewing and assessing our Code of Business Conduct and Ethics, and any other corporate governance policies and procedures we may have from time to time.
More specifically, the Nominating and Corporate Governance Committee is responsible for reviewing, on an annual basis, the requisite skills and characteristics of individual members of the Board of Directors, as well as the composition of the Board of Directors as a whole, in the context of our needs. The Nominating and Corporate Governance Committee will review all nominees for director, including those recommended by stockholders, in accordance with requirements and qualifications set forth in our Corporate Governance Guidelines and will recommend that the Board of Directors select those nominees whose attributes it believes would be most beneficial to us. This review involves an assessment of the personal qualities and characteristics, accomplishments and business reputation of director candidates. The
Nominating and Corporate Governance Committee will assess candidates’ qualifications based on the following minimum criteria, which may be modified from time to time by the Nominating and Corporate Governance Committee:
■demonstrated personal integrity and moral character;
■willingness to apply sound and independent business judgment for the long-term interests of stockholders;
■relevant business or professional experience, technical expertise or specialized skills;

2026 Proxy Statement | 9

■personality traits and background that appear to fit with those of the other directors to produce a collegial and cooperative board responsive to the Company’s needs; and
■ability to commit sufficient time to effectively carry out the substantial duties of a director.
In addition, each director is required to have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company, and at least one of the independent directors shall have at least three years of relevant real estate experience.
Meetings
Directors are expected to attend board meetings and meetings of the committees on which they serve, to spend the time needed and to meet as frequently as necessary, in order to discharge their responsibilities properly. Our Board of Directors conducts its business through meetings of the Board of Directors, actions taken by written consent in lieu of meetings and by actions of its committees. During the year ended December 31, 2025, the Board of Directors held 10 meetings, the Audit Committee held four meetings, the Affiliate Transaction
Committee held three meetings, the Compensation Committee held three meetings and the Nominating and Corporate Governance
Committee held four meetings. Each director attended at least 75% of the combined number of meetings of the Board of Directors and meetings of committees on which he or she served during the period in 2025 in which he or she served as a director or member of such committee, as applicable.
We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. Nine of our directors were present, in person or telephonically, at our 2025 annual meeting of stockholders.
Executive Sessions
Our non-management directors regularly hold executive sessions at which management is not present. Our Corporate Governance
Guidelines provide that the presiding independent director, if any, or a director designated by the non-management directors shall serve as such presiding director.
Board Leadership Structure and Role in Risk Oversight
Our Board of Directors has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent pursuant to the definition of independence established by our charter and the standards of the NYSE. Our offices of Chairman of the Board of Directors and Chief Executive Officer are separate even though such separation is not required. Mr. Cohen, as
Chairman of the Board of Directors, is responsible for our strategic direction and oversight, while Ms. Keenan, as Chief Executive Officer, leads the investment strategy of the Company and is responsible for managing the day-to-day operations of the Company.
The Board of Directors determined that separating the Chief Executive Officer and Chairperson positions is the appropriate leadership structure for the Company at this time. The Board of Directors is of the view that ‘‘one-size’’ does not fit all, the evidence does not demonstrate that any one leadership structure is more effective at creating long-term stockholder value and the decision of whether to combine or separate the positions of Chief Executive Officer and Chairperson will vary company to company and depend upon a company’s particular circumstances at a given point in time. Accordingly, the Board of Directors carefully considers from time to time whether the Chief
Executive Officer and Chairperson positions should be combined based on what the Board of Directors believes is best for the Company and its stockholders. The Company does not have a lead independent director.
As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our charter and bylaws and the Maryland General Corporation Law, our business and affairs are managed under the direction of our Board of Directors. Our Adviser is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for establishing broad corporate policies for our overall operation and for the direction and oversight of our risk management. Members of our Board of Directors keep informed of our business by participating in meetings of our Board of Directors and its committees, by reviewing analyses, reports and other materials provided to them by and through discussions with our Adviser and our executive officers.
In connection with their oversight of risks to our business, our Board of Directors and the Audit Committee consider feedback from our
Adviser concerning the risks related to our business, operations and strategies. The Audit Committee also assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Affiliate Transaction Committee manages risks associated with the independence of the independent directors and potential conflicts of interest involving our Adviser and its affiliates. The Compensation Committee and the
Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and risks associated with board organization, membership and structure, succession planning and corporate governance, respectively. Our compensation policies and practices, pursuant to which we pay no cash compensation to our Adviser’s officers and employees since they are compensated by our Adviser or its affiliates, do not create risks that are reasonably likely to have a material adverse effect on us. With respect to cybersecurity risk oversight, the Board of Directors and/or the Audit Committee receive periodic reports and/or updates from management on the primary cybersecurity risks facing the
Company and our Adviser and the measures the Company and our Adviser are taking to mitigate such risks. In addition to such reports, the
Board of Directors and/or the Audit Committee receive updates from management as to changes to the Company’s and the Adviser’s cybersecurity risk profile or certain newly identified risks.

10 | Blackstone Real Estate Income Trust

Corporate Governance
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our directors and employees (if any), and to all of the officers and employees of the Adviser, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics, as it relates to those also covered by Blackstone’s code of conduct, operates in conjunction with, and in addition to, Blackstone’s code of conduct. Our Code of Business Conduct and Ethics is designed to comply with SEC regulations relating to codes of conduct and ethics. Our Code of Business Conduct and Ethics is available on our website, www.breit.com. The Company does not have a hedging policy for its officers, employees and directors at this time.
Any waiver of the Code of Business Conduct and Ethics may be made only by our Board of Directors or the Audit Committee and will be promptly disclosed on our website set forth above rather than by filing a Current Report on Form 8-K. Any modifications to the Code of
Business Conduct and Ethics will also be reflected on such website.
Corporate Governance Guidelines
We have also adopted Corporate Governance Guidelines to advance the functioning of our Board of Directors and its committees and to set forth our Board of Directors’ expectations as to how it and they should perform its and their respective functions. Our Corporate Governance
Guidelines are available on our website, www.breit.com.
Stockholder Nominations and Communications Policy
Our Board of Directors has adopted policies with respect to the consideration of candidates recommended by stockholders for election as directors and stockholder and interested-party communications with the Board of Directors.
Interested parties, including stockholders, may communicate with the Board of Directors or any of its directors, and stockholders may also recommend director nominees for consideration by the Nominating and Corporate Governance Committee by directing the applicable communication in writing to our Secretary at: Secretary, Stockholder Communications / Stockholder Nominations, Blackstone Real Estate
Income Trust, Inc., 345 Park Avenue, New York, New York 10154. The sender should indicate in the address whether it is intended for the entire Board of Directors, a committee of the Board of Directors or an individual director. Each communication will be forwarded to the intended recipients in accordance with the instructions provided.
Stockholder recommendations for nomination should include the name of the candidate, a current resume and curriculum vitae of the candidate and a statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is recommending the nominee, the number of shares that are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate. Director nominees may be nominated by our stockholders in accordance with our bylaws and the advance notice requirements contained in our bylaws. See “Stockholder Proposals for the 2027 Annual Meeting” for more information regarding the advance notice requirements contained in our bylaws.
Insider Trading Policy
Our Board of Directors has adopted an insider trading policy which establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the policy (officers, directors, and employees of the Company, if any, the Adviser and
Blackstone) are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the policy’s requirements. Covered persons, other than those who are unaffiliated with the Adviser or Blackstone, are prohibited from trading any securities of the Company without receiving pre-clearance from
Blackstone's Legal and Compliance Group. The insider trading policy was filed with the Company's Annual Report on Form 10-K for the year ended December 31, 2024.
Sustainability
BREIT is a non-listed, perpetual-life real estate investment program that invests primarily in stabilized income-generating commercial real estate in the United States, and to a lesser extent, outside the United States. BREIT also selectively invests in real estate debt investments to provide current income and, alongside its credit facilities and operating cash flow, serve as an additional source of liquidity for cash management, satisfying stock repurchases under the share repurchase plan and other purposes. We are committed to responsibly managing risk and preserving value for our stockholders. We strive to consider certain sustainability factors relevant to our potential investments when making capital allocation decisions and incorporate sustainability diligence practices as part of our investment process, where applicable.
As an externally managed company, BREIT’s day-to-day operations are managed by our Adviser under the oversight of our Board of
Directors, and BREIT does not have any employees. Our executive officers are senior Blackstone Real Estate professionals and our Adviser is a subsidiary of Blackstone and part of Blackstone Real Estate.
As such, many of the sustainability initiatives undertaken by Blackstone may be, but will not always be, relevant to our business and certain of the business decisions made on our behalf by employees of our Adviser to deliver strong returns for our investors. Blackstone’s investors have relied on Blackstone’s relentless commitment to excellence for nearly 40 years.
Blackstone’s mission is to fulfill its fiduciary duty by creating long-term value for its investors and shareholders. Accordingly, Blackstone is committed to integrating sustainability into its investment process and operating philosophy, where these efforts can contribute to value creation.
1 Great Place to Work & Fortune, as of 2025. Human Rights Campaign Foundation, as of 2025. Blackstone funds own a minority interest in a portfolio company that owns Great Place to
Work. As such, Great Place to Work could be incentivized to make positive statements about Blackstone. Blackstone did not provide compensation to Great Place to Work in connection with this rating and is not involved in the company's day-to- day operations or the determination of this rating.

2026 Proxy Statement | 11

Blackstone maintains a robust staff of professionals from various disciplines who focus on sustainability to enhance the value of its investments, consistent with its fiduciary responsibilities to its clients. The Corporate Sustainability team, overseen by the Global Head of
Corporate Affairs, seeks to support sustainability integration firmwide, including coordinating sustainability initiatives, guiding reporting efforts, providing transparency for regulators and engaging with investors. Blackstone also has dedicated personnel embedded across its major businesses, including Blackstone Real Estate.
Human Capital Management
■Blackstone believes that its people are the most valuable asset - Blackstone seeks to attract and retain the brightest minds across a wide spectrum of disciplines. Blackstone believes an inclusive workforce makes it a better investor and a better firm. This applies within
Blackstone and across its portfolio companies. Blackstone believes that talent is a key value creator. Blackstone aims to build businesses equipped to navigate challenges and lead in their industries by attracting, developing, and retaining high-quality talent at
Blackstone and across the portfolio.
■Blackstone is committed to offering a wide range of learning and professional development opportunities, both formally and informally, to help employees advance their careers and maximize the value added to Blackstone. Employees are offered learning opportunities across a number of areas: investment skills, leadership and management development, communication skills, and technology, among others.
■Blackstone offers a global development curriculum, which focuses on key capabilities required to succeed at Blackstone. The BX
Curriculum includes a combination of training programs, short videos, and helpful tips across foundational, managerial, and leadership capabilities. There are targeted programs for cohorts of newly promoted employees across different levels of experience as well as for key talent in Blackstone. Blackstone also provides robust training programs for incoming Analyst classes that span several weeks with continued access to development, engagement, and mentorship opportunities throughout a multi-year program.
■Blackstone also has Culture Onboarding programs for new hires at all levels every 6 months to help them thrive in its culture. Employees are also able to take advantage of speaker events offered through the Employee Resource Groups. A core benefit of all the development opportunities is bringing together employees across business units with a wide spectrum of talents, backgrounds and experiences for networking and knowledge sharing.
Employee Training and Development
■Blackstone offers several optional trainings for employees that are conducted in-house or by a third-party. These include trainings on soft skills (i.e., communication skills, interview training, wellness development, leadership and management capabilities, etc.) and technical skill workshops for various software (i.e., Microsoft Excel or Macabacus).
■Blackstone embeds inclusive best practices into existing talent programs and processes and scaled a standalone training module on conscious inclusion across the Firm to promote equal employment opportunity. As of 2025 year-end, over 64% of its workforce has participated in at least one training session focused on inclusive best practices, including Conscious Inclusion and Allyship. Additionally, all employees are required to attend the Respect at Work program.
Employee Benefits
■Blackstone takes great pride in the caliber of its people, their work ethic, their ability to work well together and the collective track record they have produced over the past 35+ years. Throughout its history, Blackstone has made a concerted effort to attract and retain talented individuals with broad-ranging expertise. Blackstone believes the character of its professionals is the driving force behind the strong culture at Blackstone. As a testament to Blackstone’s culture, Blackstone has been named on the 2025 lists of the Best
Workplaces in Financial Services and Insurance, as well as Best Workplaces in New York by Great Place to Work U.S. and Fortune.
Blackstone has also received 95% or higher on the Corporate Equality Index by Human Rights Campaign Foundation for the sixth consecutive year.1
■Blackstone offers employee benefits that are comprehensive and competitive. In addition to robust health and retirement offerings,
Blackstone provides its employees with a wide variety of quality-of-life benefits, including time-off options and perks like well-being and family planning resources.
Community and Employee Engagement
■With a commitment to fostering career and economic mobility, the Blackstone Charitable Foundation (“BXCF” or the “Foundation”)
leverages its financial and human capital to support initiatives that bridge opportunity gaps and strengthen communities.
■Blackstone Connects is its dynamic global employee engagement program, empowering its employees to make meaningful impact in their local communities through volunteering and charitable giving. In 2025, 87% of Blackstone employees engaged in Blackstone-
sponsored charitable activities, supporting 190+ nonprofit organizations across the 28 global offices.
■Launched in 2024, BX Impact aims to help portfolio companies enhance employee culture, strengthen local relationships and build brand equity through volunteering and giving initiatives. By leveraging Blackstone’s philanthropic resources, extensive network, and expertise, the program provides valuable opportunities for education, engagement, and personalized support. In 2025, 100% of Blackstone’s majority-owned, U.S.-based portfolio companies engaged in charitable activities. In addition, BXCF awarded $1 million in grants to portfolio company-nominated nonprofits through the BX Impact portfolio company edition of the Blackstone Gives Back Challenge.
2 Estimated emissions avoided are based on Merit calculation methodology, using greenhouse gas emission factors for recycling of source-segregated waste materials and U.K.
Department for Business, Energy & Industrial Strategy conversion factors.

12 | Blackstone Real Estate Income Trust

Environmental
Sponsor Compliance with Environmental Regulations
■Blackstone seeks to adhere to applicable laws in the jurisdictions in which it operates.
■Blackstone Real Estate Debt Strategies’ loan origination business requires sponsors to remediate any material environmental concerns prior to the origination of a loan and requires documentary provisions, such as representations and warranties, covenants, indemnities and other provisions governing environmental matters to ensure ongoing sponsor compliance with applicable environmental laws.
Corporate Sustainability Practices
■Blackstone’s Global Corporate Services (“GCS”) team is responsible for managing and advancing energy efficiency and environmental performance opportunities at Blackstone’s global offices. The GCS team aims to optimize office construction, renovation, daily operations and procurement in support of the firm’s decarbonization efforts. Select highlights from the office decarbonization efforts include the following:
—Blackstone's 345 Park Avenue office in New York has been committed to implementing sustainable practices including:
◦Launching a pilot composting program to collect food scraps from its in-house catering operator. Since its inception in June
2024, the program has successfully diverted over 6 tons of food waste from landfill.
◦Partnering with Green Standards to responsibly manage the disposition of its office furniture, fixtures and equipment during renovations or when no longer needed, diverting them from landfill through resale, donation and recycling.
—Blackstone's 40 Berkeley Square office in London partnered with Merit to assist with office relocation services. Merit concluded that this initiative led to over 12 tons of items donated, over 60 tons of items recycled, and more than 20 metric tons of avoided carbon emissions.2
Reporting and Industry Engagement
■Blackstone produced a Sustainability Report in 2025 at the corporate level, including TCFD-aligned disclosures. Blackstone views its climate strategy as a fundamental part of how it creates value for its investors, shareholders and companies. Blackstone is committed to regular, transparent communication on climate and its Sustainability Report endeavors to fulfill that commitment.
■Blackstone seeks to regularly engage with its limited partners, investors and the industry on sustainability matters. Blackstone is a member of the Business for Social Responsibility (BSR) and ILPA Diversity in Action Initiative, a signatory of the Principles for
Responsible Investment (PRI) and reports in alignment with the Taskforce on Climate-related Financial Disclosures (TCFD). Certain business units may elect to participate in additional sustainability-related industry organizations or working groups, as deemed appropriate for their respective investment strategies, such as Global Real Estate Sustainability Benchmark (GRESB) for Blackstone
Real Estate.
Governance
Board Composition and Effectiveness
■We seek to ensure that our Board of Directors is composed of members whose experience, qualifications, attributes and skills, when taken together, will allow our Board of Directors to satisfy its oversight responsibilities effectively.
■Our Board of Directors is a majority independent board and each of its committees is composed solely of independent directors. Each of the members of our Board of Directors’ committees is a sophisticated business veteran, bringing experience from real estate, accounting and general business backgrounds to our Board of Directors’ oversight function, which experience we believe provides a majority of the members of our Board of Directors with business and risk management expertise.
■We have separate chief executive officer and chairperson roles.
■We have a dedicated Affiliate Transaction Committee whose primary purpose is to review transactions between us and Blackstone or its affiliates (including our Adviser) or with other related persons and to determine if the resolution of the conflict of interest is fair and reasonable to us and our stockholders.
■Non-Independent Directors
—Frank Cohen, our Chairman and former Chief Executive Officer and also a former Senior Managing Director of Blackstone Real
Estate, is a valuable member of our Board of Directors because of his extensive real estate experience and his history with
Blackstone.
—Katharine Keenan, our Chief Executive Officer and also a Senior Managing Director of Blackstone Real Estate and Global Head of
Blackstone’s Core+ real estate business, is a valuable member of our Board of Directors because of her extensive real estate and investment experience, her history with Blackstone, and her leadership within Blackstone Real Estate’s business.
—A.J. Agarwal, our Co-President and a Senior Managing Director of Blackstone Real Estate, is a valuable member of our Board of
Directors because of his extensive real estate and investment experience, his history with Blackstone and BREIT and his leadership within Blackstone Real Estate's business.

2026 Proxy Statement | 13

—Zaneta Koplewicz, our Co-President and Head of Shareholder Relations and also a Senior Managing Director of Blackstone Real
Estate is a valuable member of our Board of Directors because of her extensive experience in investor relations, her history with
Blackstone and BREIT, and her leadership within Blackstone Real Estate’s business.
■Independent Directors
—Raymond J. Beier, a former partner in the financial services practice at PricewaterhouseCoopers LLP, is a valuable member of our
Board of Directors because of his extensive experience with accounting and financial reporting matters, especially relating to mergers, acquisitions and corporate finance transactions.
—Susan Carras, a Senior Managing Director in the Washington, DC office of JLL Capital Markets, is a valuable member of our Board of
Directors because of her significant experience in the real estate industry.
—Richard I. Gilchrist, a former Senior Advisor for acquisitions and investments at The Irvine Company, a privately-held real estate investment company, is a valuable member of our Board of Directors and has a unique insight into our investment activities because of his extensive experience in the real estate industry, including having served as an executive officer of several REITs, his knowledge and experience in internal and external risk oversight, and his experience as a member of the board of directors of five public REITs, including as chairman of two.
—Field Griffith, the former Director of Real Estate Assets Investments for the Virginia Retirement System, is a valuable member of our
Board of Directors because of his extensive experience with real estate investments.
—Edward Lewis, the Co-Founder and former Chairman and Chief Executive Officer of Essence Communications Partners, a
multimedia company targeting African American women, and the Co-Founder of Latina magazine, is a valuable member of our Board of Directors because of his extensive business experience as founder and chairman of Essence Communications, as well as the skills he gained during his active board service to a number of diverse organizations.
Independent Registered Public Accounting Firm
■Deloitte & Touche LLP (“Deloitte”) has served as our independent registered public accounting firm since 2016. Deloitte performs an annual audit of our financial statements and we have received an unqualified opinion each year. In compliance with auditing standards set forth by the Public Company Accounting Oversight Board in the U.S., Deloitte will rotate the audit partner responsible for signing our financial statements at least every five years.
■As part of the evaluation of our independent registered public accounting firm, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. In addition, in conjunction with the mandated rotation of Deloitte’s lead audit partner, the Audit Committee and the Audit Committee Chairperson are directly involved in the selection of
Deloitte’s lead audit partner.
■For information regarding the fees we paid to Deloitte in 2025 and 2024 and our approval procedures relating to Deloitte’s fees, see
“Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm.”
Financial Disclosures
■We maintain “disclosure controls and procedures,” as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act, that are designed to ensure that information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.
Anti-Corruption and Related Due Diligence
■BREIT conducts risk-based due diligence on transaction counterparties as part of a robust “know your customer” governance process.
The diligence team typically obtains background and due diligence searches through reputable third-party search companies, the scope of which includes the Office of Foreign Assets Control ("OFAC"), anti-money laundering compliance, litigation, bankruptcy, judgments, the Uniform Commercial Code and other public registry filings.
■Blackstone Real Estate Debt Strategies’ loan origination business completes an anti-corruption review prior to the origination of a loan, typically including the commission of global OFAC and politically exposed person searches of all relevant individuals and entities, and requires documentary provisions such as representations and warranties, covenants, indemnities and other provisions governing anti-
corruption, anti-money laundering and anti-terrorism compliance.

14 | Blackstone Real Estate Income Trust

Executive and Senior Officers
The following table sets forth the positions, ages as of March 27, 2026 and selected biographical information for our executive and other senior officers. Mmes. Keenan's and Koplewicz's and Mr. Agarwal’s biographical information is provided in the section of this Proxy
Statement entitled “Proposal 1 – Election of Directors.”

Name	Age	Position
Katharine A. Keenan	41	Chief Executive Officer and Director
A.J. Agarwal	59	Co-President and Director
Zaneta Koplewicz	42	Co-President, Head of Shareholder Relations and Director
Glen Bartley	40	Chief Operating Officer
Paul Kolodziej	46	Chief Financial Officer and Treasurer
Leon Volchyok	42	Chief Legal Officer
Robert Harper	47	Head of Asset Management
Kate O'Neil	34	Deputy Chief Legal Officer and Secretary*
* Non-executive officer position

Glen Bartley Chief Operating Officer
■Age: 40

Biographical Information: Mr. Bartley has been Chief Operating Officer of the Company since March 2025. He is also a Senior
Managing Director in Blackstone Real Estate. Mr. Bartley is involved in the management and operations of the Company and was previously a member of Blackstone Real Estate’s investment team where he focused primarily on driving performance in its office and lab office investments. Before joining Blackstone in July 2019, Mr. Bartley worked at Goldman Sachs for 10 years in various roles across the real estate business including acquisitions, asset management, and debt originations and restructurings.
Qualifications: Mr. Bartley received a BE in Mechanical Engineering from Vanderbilt University and an MBA from Columbia Business
School.

Paul Kolodziej Chief Financial Officer and Treasurer
■Age: 46

Biographical Information: Mr. Kolodziej has been the Chief Financial Officer and Treasurer of the Company since February 2026 and is also a Managing Director in Blackstone Real Estate.  He previously served as the Deputy Chief Financial Officer of the Company from
December 2023 to February 2026, the Chief Accounting Officer of the Company from March 2019 to December 2023 and the Controller of the Company from June 2016 to March 2019. Prior to joining Blackstone in May 2016, Mr. Kolodziej was a Senior Manager at
PricewaterhouseCoopers LLP, where he provided assurance services to financial service clients focused on REITs, private real estate funds and hedge funds. During his time at PricewaterhouseCoopers LLP, Mr. Kolodziej also completed a two-year rotation in
PricewaterhouseCoopers LLP’s SEC Services Group within their National Office, focusing on client consultations over a wide range of matters related to security registrations and ongoing SEC filing requirements.
Qualifications: Mr. Kolodziej received a BS in Accountancy from DePaul University and is a Certified Public Accountant.

2026 Proxy Statement | 15

Leon Volchyok Chief Legal Officer
■Age: 42

Biographical Information: Mr. Volchyok has been the Chief Legal Officer of the Company since September 2017 and previously served as the Secretary of the Company from June 2016 to August 2025. Mr. Volchyok is also the General Counsel for Blackstone’s Private
Wealth business. Mr. Volchyok plays a key role in the structuring, launch and operations of the firm's individual investor-focused vehicles.
Mr. Volchyok is a member of the board for the Institute for Portfolio Alternatives and on the Executive Committee of NAREIT’s Public Non-
listed REIT Council.
Qualifications: Mr. Volchyok received a BBA from Baruch College – Zicklin School of Business and a JD from Fordham Law School.

Robert Harper Head of Asset Management
■Age: 47

Biographical Information: Mr. Harper has been the Head of Asset Management of the Company since November 2025. Mr. Harper has previously served in a number of other roles for the Company, including as director from August 2023 to November 2025, Interim Chief
Executive Officer from August 2025 to November 2025, Co-President from March 2025 to November 2025, President from August 2023 through February 2025, and the Head of Asset Management from August 2016 to August 2023. He is a Senior Managing Director and the
Head of Real Estate Asset Management Americas for Blackstone. Since joining Blackstone in 2002, Mr. Harper has been involved in analyzing Blackstone’s real estate equity and debt investments in all property types. Mr. Harper has previously worked for Blackstone in
Los Angeles and London, where he served as Head of Europe for the Blackstone Real Estate Debt Strategies business. Mr. Harper currently serves as a board member for the World Monuments Fund and the McIntire School of Commerce Foundation board at the
University of Virginia. His prior board memberships include Invitation Homes, Park Hotels & Resorts and Extended Stay America. Prior to
joining Blackstone, Mr. Harper worked for Morgan Stanley’s real estate private equity group in Los Angeles and San Francisco.
Qualifications: Mr. Harper received a BS from the McIntire School of Commerce at the University of Virginia.

Kate O'Neil Deputy Chief Legal Officer and Secretary
■Age: 34

Biographical Information: Ms. O'Neil has been the Deputy Chief Legal Officer and Secretary of the Company since August 2025 and is a
Managing Director with Blackstone. She is also the Chief Legal Officer of Blackstone Private Equity Strategies Fund (BXPE) and
Blackstone Infrastructure Strategies (BXINFRA), Blackstone’s individual investor focused vehicles for private equity and infrastructure strategies. Prior to joining Blackstone in 2022, Ms. O’Neil was an attorney with Simpson Thacher & Bartlett LLP and Fried, Frank, Harris,
Shriver & Jacobson LLP, where she focused on alternative investment products, including registered funds, private funds, REITs and
BDCs.
Qualifications: Ms. O’Neil received a BS, magna cum laude, in Financial Management from Clemson University and a JD from the
University of Virginia School of Law.

16 | Blackstone Real Estate Income Trust

Compensation of Directors and Executive Officers
Equity Compensation Plan Information
As of December 31, 2025, we did not have an equity compensation plan or individual compensation arrangements under which equity securities of the registrant are authorized for issuance to our executive officers or directors. We award restricted stock to our directors as described below in “Compensation of Directors and Executive Officers—Non-Employee Director Compensation” and we issued incentive compensation awards to certain employees of portfolio entity service providers and certain employees of April Housing and American
Campus Communities, all of which are consolidated subsidiaries of BREIT, that entitles them to receive an allocation of the Company’s total return over a certain hurdle amount, as determined by the Company as described in “Transactions with Related Persons and Certain
Control Persons—Affiliate Service Agreements—Securities Authorized for Issuance Under Equity Compensation Plans.”
Executive Officer Compensation
We are externally managed and currently have no employees other than the employees that are employed by certain of our portfolio entities, none of whom are executive officers of the Company or are involved in the management of the Company. Our executive officers serve as officers of the Adviser and are employees of the Adviser or one or more of its affiliates. Our Advisory Agreement provides that the
Adviser is responsible for managing our investment activities. Our executive officers do not receive any compensation from us or any of our subsidiaries for serving as our executive officers but, instead, receive compensation from Blackstone. In addition, we do not reimburse the
Adviser for compensation it pays to our executive officers. The Advisory Agreement does not require our executive officers to dedicate a specific amount of time to fulfilling the Adviser’s obligations to us under the Advisory Agreement. Accordingly, the Adviser has informed us that it cannot identify the portion of the compensation it awards to our executive officers that relates solely to such executives’ services to us, as the Adviser does not compensate its employees specifically for such services. Furthermore, we do not have employment agreements with our executive officers, we do not provide pension or retirement benefits, perquisites or other personal benefits to our executive officers, our executive officers have not received any nonqualified deferred compensation and we do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of us.
Although we do not pay our executive officers any compensation, we pay the Adviser the fees described under the heading “Transactions with Related Persons and Certain Control Persons — Our Relationship with Our Adviser and Blackstone — Advisory Agreement.”
Policies and Practices Related to the Timing of Equity Awards
We currently do not grant stock options, and accordingly, we have no policy, program, practice, or plan pertaining to the timing of stock option grants with respect to the release of material non-public information. We also have not timed the release of material nonpublic information for the purpose of affecting the value of executive compensation, if any.
Non-Employee Director Compensation
We compensate each director who is not employed by the Adviser or Blackstone with an annual retainer of $290,000, consisting of $90,000 cash and a $200,000 grant of restricted stock. Additionally, the Audit Committee Chairperson receives an additional retainer of $25,000 and each Chairperson of our other committees receives an additional retainer of $15,000. The Chairman of the Board of Directors receives an additional cash retainer of $100,000. The annual grant of restricted stock is based on the then-current per share transaction price of our
Class I shares at the time of grant and generally vests one year from the date of grant.
We do not pay our directors additional fees for attending board or committee meetings. All directors are reimbursed for reasonable out-of-
pocket expenses incurred in attending board and committee meetings (including, but not limited to, airfare, hotel and food). Our directors who are affiliated with the Adviser or Blackstone do not receive additional compensation for serving on the Board of Directors or committees thereof.

2026 Proxy Statement | 17

The following table sets forth the compensation earned by or paid to our directors for the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Katharine A. Keenan(2)	—	—	—
A.J. Agarwal(3)	—	—	—
Zaneta Koplewicz(2)	—	—	—
Wesley LePatner(4)	—	—	—
Brian Kim(3)	—	—	—
Robert Harper(2)	—	—	—
Frank Cohen(5)	$174,167	$325,000	$499,167
Raymond J. Beier	$115,000	$200,000	$315,000
Richard I. Gilchrist	$105,000	$200,000	$305,000
Field Griffith	$105,000	$200,000	$305,000
Edward Lewis	$105,000	$200,000	$305,000
Susan Carras	$90,000	$200,000	$290,000

(1)Represents the aggregate grant date fair value of awards of restricted shares of Class I common stock calculated under the Financial
Accounting Standards Board’s Accounting Standards Codification Topic 718 without taking into account estimated forfeitures. The number of shares awarded to each of our independent directors was 14,475, which was determined by dividing $200,000 by the then-
current net asset value ("NAV") per share of our Class I shares at the time of grant in August 2025. Such shares vest in August 2026.
(2)Mmes. Keenan and Koplewicz were appointed as directors, effective November 10, 2025. Concurrent with these appointments and effective November 10, 2025, Mr. Harper resigned from his role as a director.
(3)Mr. Agarwal was appointed as director, effective March 6, 2025. Concurrent with this appointment and effective March 6, 2025, Mr. Kim resigned from his roles with the Company.
(4)Ms. LePatner served as a director until her tragic passing on July 28, 2025.
(5)There was an additional grant for 9,065 of Class I shares, which was determined by dividing $125,000 by the then-current NAV per share of our Class I shares at the time of grant in the first quarter of 2025. Such shares vested in August 2025.
Non-Employee Director Stock Ownership Policy
The Board of Directors has adopted a stock ownership policy for our non-employee directors in order to better align our non-employee directors’ financial interests with those of our stockholders by requiring such directors to own a minimum level of our stock. Each of our non-
employee directors (other than a non-employee director who is employed by one of our stockholders (or any affiliate thereof) that meets the ownership requirements for a non-employee director) is required to own shares in an amount equal to five times his or her annual cash retainer within five years of becoming subject to the policy. All of our non-employee directors are in compliance with the stock ownership policy.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of March 27, 2026, information regarding the number and percentage of shares of our common stock owned by each director, our named executive officers, all directors and executive officers as a group, and any person known to us to be the beneficial owner of more than 5% of outstanding shares of our common stock. As of March 27, 2026, there were a total of 3,535,404,054 shares of our common stock issued and outstanding. Beneficial ownership is determined in accordance with the rules of the SEC and includes securities that a person has the right to acquire within 60 days. The address for our directors and officers is in care of our principal executive offices at 345 Park Avenue, New York, NY 10154.

18 | Blackstone Real Estate Income Trust

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Directors and Named Executive Officers:
Katharine A. Keenan	13,132	*
A.J. Agarwal	1,066,560	*
Zaneta Koplewicz	—	*
Paul Kolodziej	—	*
Frank Cohen	1,541,846	*
Raymond J. Beier	111,055	*
Susan Carras	89,138	*
Richard I. Gilchrist	114,855	*
Field Griffith	111,055	*
Edward Lewis	104,792	*
All current executive officers and directors as a group (13 persons)	3,222,207	*
5% Stockholders
The Regents of the University of California(1)	302,775,462	9%

All shares listed in the table above are Class I shares.
*Represents less than 1%
(1)The business address for The Regents of the University of California is 1111 Franklin Street, Oakland, CA 94607.
As of March 27, 2026, Blackstone owned an aggregate $4.8 billion of shares of our common stock and Operating Partnership units. In addition, Blackstone employees, including our executive officers, owned an aggregate $1.3 billion of shares of our common stock and
Operating Partnership units.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of any class of a company’s common stock to file reports of ownership and changes in ownership with the SEC. To our knowledge, based solely on a review of the copies of reports or written representations from such persons, we believe that our executive officers and directors have complied in a timely manner with all applicable Section 16(a) filing requirements except that one Form 4 was filed on January 23, 2026 for
Mr. Agarwal to report the acquisition of shares, which should have been reported by December 3, 2025.

2026 Proxy Statement | 19

Transactions with Related Persons and Certain
Control Persons
The following describes all transactions during the fiscal year ended December 31, 2025 and currently proposed transactions involving us, our directors, our Adviser, Blackstone and any affiliate thereof.
Our Relationship with Our Adviser and Blackstone
We are externally managed by our Adviser, BX REIT Advisors L.L.C., a Delaware limited liability company, which is responsible for sourcing, evaluating and monitoring our investment opportunities and making decisions related to the acquisition, management, financing and disposition of our assets, in accordance with our investment objectives, guidelines, policies and limitations, subject to oversight by our
Board of Directors. The Adviser is part of Blackstone Real Estate, which serves as our sponsor. All of our officers and directors, other than the independent directors, are employees of Blackstone. We have and will continue to have certain relationships with the Adviser and its affiliates.
Advisory Agreement
We are managed and advised by the Adviser pursuant to the Advisory Agreement that first became effective August 31, 2016; however, we did not commence active operations until January 1, 2017, when we had satisfied the minimum offering requirement in our initial public offering and our Board of Directors had authorized the release of proceeds from escrow to us.
Pursuant to the Advisory Agreement and subject to the supervision of our Board of Directors, the Adviser is responsible for, among other things:
■serving as an advisor to us and the Operating Partnership with respect to the establishment and periodic review of our investment guidelines and our and the Operating Partnership’s investments, financing activities and operations;
■sourcing, evaluating and monitoring our and the Operating Partnership’s investment opportunities and executing the acquisition, management, financing and disposition of our and the Operating Partnership’s assets, in accordance with our investment guidelines, policies and objectives and limitations, subject to oversight by our Board of Directors;
■with respect to prospective acquisitions, purchases, sales, exchanges or other dispositions of investments, conducting negotiations on our and the Operating Partnership’s behalf with sellers, purchasers, and other counterparties and, if applicable, their respective agents, advisors and representatives, and determining the structure and terms of such transactions;
■providing us with portfolio management and other related services;
■serving as our advisor with respect to decisions regarding any of our financings, hedging activities or borrowings;
■engaging and supervising, on our and the Operating Partnership’s behalf and at our and the Operating Partnership’s expense, various service providers; and
■managing the program whereby interests in Delaware statutory trusts are sold to third-party investors and the DST Properties (as defined below) held by such Delaware statutory trusts are leased back to the Operating Partnership or its subsidiaries.
The above summary is provided to illustrate the material functions that the Adviser performs for us and it is not intended to include all of the services that may be provided to us by the Adviser or third parties.
Management Fee
As compensation for its services provided pursuant to the Advisory Agreement, we pay the Adviser a management fee equal to (i) 1.25% of the NAV attributable to Class T-2, Class S-2, Class D-2, Class I, Class T, Class S, Class D and Class C shares, (ii) 1.00% of the NAV attributable to Class L shares and (iii) 0.85% of the NAV attributable to Class L-2 shares, in each case, per annum payable monthly.
Additionally, to the extent that our Operating Partnership issues Operating Partnership units to parties other than us, our Operating
Partnership will pay the Adviser a management fee equal to (i) 1.25% of the NAV of the Operating Partnership attributable to such Class
T-2, Class S-2, Class D-2, Class T-1, Class S-1, Class D-1, Class I, Class T, Class S, Class D, Class C and Class B Operating Partnership
units, (ii) 1.00% of the NAV of the Operating Partnership attributable to such Class L Operating Partnership units and (iii) 0.85% of the NAV the Operating Partnership attributable to such Class L-2 Operating Partnership units, in each case per annum payable monthly. We do not pay the Adviser a management fee with respect to Class F shares or Class F units. We pay different management fees on certain classes of our common stock, and as a result, it is a class-specific expense. In calculating our management fee, we use our NAV and the NAV of our
Operating Partnership before giving effect to accruals for the management fee, the performance participation allocation described below, stockholder servicing fees or distributions payable on our shares. The management fee may be paid, at the Adviser’s election, in cash, certain classes of our common shares and/or Operating Partnership units, or any combination thereof.
During the year ended December 31, 2025, we incurred annual management fees totaling $671.0 million. During the year ended December
31, 2025, we issued 48.5 million Operating Partnership units to the Adviser as payment for management fees. We also had a payable of
$56.8 million related to the management fees as of December 31, 2025. During January 2026, the Adviser was issued 4.0 million Operating
Partnership units as payment for the management fees accrued as of December 31, 2025. The shares of our common stock and Operating
Partnership units issued to the Adviser for payment of the management fee were issued at the applicable NAV per share or unit at the end

20 | Blackstone Real Estate Income Trust

of each month for which the fee was earned. The Adviser did not submit any repurchase requests or Operating Partnership units for shares previously issued as payment for management fees during the year ended December 31, 2025.
Performance Participation Allocation
So long as the Advisory Agreement has not been terminated (including by means of non-renewal), BREIT Special Limited Partner L.P. (the
“Special Limited Partner”), a wholly owned subsidiary of Blackstone, will hold a performance participation interest in the Operating
Partnership that entitles it to receive an allocation from our Operating Partnership equal to (i) 12.5% of the Total Return, subject to a 5%
Hurdle Amount and a High Water Mark, with a Catch-Up (each term as defined below) with respect to Class T-2, Class S-2, Class D-2,
Class T-1, Class S-1, Class D-1, Class I, Class T, Class S, Class D, Class C and Class B units and (ii) 10% of the Total Return, subject to a
5% Hurdle Amount and a High Water Mark, with a Catch-Up with respect to Class L and Class L-2 units. Such allocation will be measured on a calendar year basis, made quarterly and accrued monthly. The performance participation interest is not paid on the Class F units.We pay different performance participation interest on certain classes of the Operating Partnership’s units, and as a result, it is a class-specific expense.
Promptly following the end of each calendar quarter that is not also the end of a calendar year, the Special Limited Partner will be entitled to a performance participation allocation as described above, calculated in respect of the portion of the year to date, less any performance participation allocation received with respect to prior quarters in that year (the “Quarterly Allocation”). The performance participation allocation that the Special Limited Partner is entitled to receive at the end of each calendar year will be reduced by the cumulative amount of Quarterly Allocations that year.
Specifically, the Special Limited Partner will be allocated a performance participation in an amount equal to:
■With respect to Class T-2 units, Class S-2 units, Class D-2 units, Class T-1 units, Class S-1 units, Class D-1 units, Class I units, Class T units, Class S units, Class D units, Class C units and Class B units:
–First, if the Total Return for the applicable period exceeds the sum, with respect to such classes of Operating Partnership units, of (x) the Hurdle Amount for that period and (y) the Loss Carryforward Amount (any such excess, “Excess Profits”), 100% of such Excess Profits until the total amount allocated to the Special Limited Partner with respect to such classes of Operating
Partnership units equals 12.5% of the sum of (A) the Hurdle Amount with respect to such classes of Operating Partnership units for that period and (B) any amount allocated to the Special Limited Partner with respect to such classes of Operating
Partnership units pursuant to this clause (this is commonly referred to as a “Catch-Up”); and
–Second, to the extent there are remaining Excess Profits with respect to such relevant classes of Operating Partnership units,
12.5% of such remaining Excess Profits.
■With respect to Class L units and Class L-2 units:
–First, if the Total Return for the applicable period exceeds the sum, with respect to such relevant class of Operating Partnership units, of (x) the Hurdle Amount for that period and (y) the Loss Carryforward Amount (any such excess, “Excess Profits”), 100%
of such Excess Profits until the total amount allocated to the Special Limited Partner with respect to such relevant class of
Operating Partnership units equals 10% of the sum of (A) the Hurdle Amount with respect to such relevant class of Operating
Partnership units for that period and (B) any amount allocated to the Special Limited Partner with respect to such relevant class of Operating Partnership units pursuant to this clause (this is commonly referred to as a “Catch-Up”); and
–Second, to the extent there are remaining Excess Profits with respect to such relevant class of Operating Partnership units,
10% of such remaining Excess Profits.
“Total Return” for any period since the end of the prior calendar year shall equal the sum of:
(i) all distributions accrued or paid (without duplication) on the relevant Operating Partnership outstanding units at the end of such period since the beginning of the then-current calendar year plus
(ii) the change in aggregate NAV of such Operating Partnership units since the beginning of the year, before giving effect to (x)
changes resulting solely from the proceeds of issuances of additional Operating Partnership units, (y) any allocation/accrual to the performance participation interest and (z) applicable stockholder servicing fee expenses (including any payments made to us for payment of such expenses) allocable to such Operating Partnership units.
For the avoidance of doubt, the calculation of Total Return will (i) include any appreciation or depreciation in the NAV of any relevant
Operating Partnership units issued during the then-current calendar year but (ii) exclude the proceeds from the initial issuance of such
Operating Partnership units. To the extent a class of Operating Partnership units has a different management fee than Class I units, the corresponding Total Return will be calculated separately.
“Hurdle Amount” for any period during a calendar year means that amount that results in a 5% annualized internal rate of return on the NAV of the relevant Operating Partnership units outstanding at the beginning of the then-current calendar year and all relevant Operating
Partnership units issued since the beginning of the then-current calendar year, taking into account the timing and amount of all distributions accrued or paid (without duplication) on all such Operating Partnership units and all issuances of such Operating Partnership units over the period and calculated in accordance with recognized industry practices. The ending NAV of such Operating Partnership units used in calculating the internal rate of return will be calculated before giving effect to any allocation/accrual to the performance participation interest and applicable stockholder servicing fee expenses; provided, that the calculation of the Hurdle Amount for any period will exclude any relevant Operating Partnership units repurchased during such period, which units will be subject to the performance participation allocation upon repurchase as described below. To the extent a class of Operating Partnership units has a different management fee than Class I units, the corresponding Hurdle Amount will be calculated separately.

2026 Proxy Statement | 21

Except as described in Loss Carryforward Amount below, any amount by which Total Return falls below the Hurdle Amount will not be carried forward to subsequent periods.
“Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total
Return and decrease by any positive annual Total Return, provided that the Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carryforward Amount will exclude the Total Return related to any relevant Operating
Partnership units repurchased during such year, which such Operating Partnership units will be subject to the performance participation allocation upon repurchase as described below. To the extent a class of Operating Partnership units has a different management fee than
Class I units, the corresponding Loss Carryforward Amount will be calculated separately. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses will offset the positive annual Total Return for purposes of the calculation of the Special
Limited Partner’s performance participation. This is referred to as a “High Water Mark.”
The Special Limited Partner will also be allocated a performance participation with respect to all relevant Operating Partnership units that are repurchased at the end of any month (in connection with repurchases of our shares in our share repurchase plan) in an amount calculated as described above with the relevant period being the portion of the year for which such Operating Partnership units were outstanding, and proceeds for any such Operating Partnership unit repurchase will be reduced by the amount of any such performance participation allocation.
If a Quarterly Allocation is made and at the end of a subsequent calendar quarter in the same calendar year the Special Limited Partner is entitled to less than the previously received Quarterly Allocation(s) (a “Quarterly Shortfall”), then subsequent distributions of any Quarterly
Allocations or year-end performance participation allocations in that calendar year will be reduced by an amount equal to such Quarterly
Shortfall, until such time as no Quarterly Shortfall remains. If all or any portion of a Quarterly Shortfall remains at the end of a calendar year following the application described in the previous sentence, distributions of any Quarterly Allocations and year-end performance participation allocations in the subsequent four calendar years will be reduced by (i) the remaining Quarterly Shortfall plus (ii) an annual rate of 5% on the remaining Quarterly Shortfall measured from the first day of the calendar year following the year in which the Quarterly
Shortfall arose and compounded quarterly (collectively, the “Quarterly Shortfall Obligation”) until such time as no Quarterly Shortfall
Obligation remains; provided, that the Special Limited Partner (or its affiliate) may make a full or partial cash payment to reduce the
Quarterly Shortfall Obligation at any time; provided, further, that if any Quarterly Shortfall Obligation remains following such subsequent four calendar years, then the Special Limited Partner (or its affiliate) will promptly pay the Operating Partnership the remaining Quarterly
Shortfall Obligation in cash.
Distributions on the performance participation interest may be payable in cash, Class I units, Class C units, Class B units or Class F units
(collectively, "SLP Performance Units") or any combination thereof at the election of the Special Limited Partner. If the Special Limited
Partner elects to receive such distributions in SLP Performance Units, the Special Limited Partner may request the Operating Partnership to repurchase such Operating Partnership units (including any units received in exchange for any SLP Performance Units) from the Special
Limited Partner at a later date. Any such repurchase requests will not be subject to the early repurchase deduction but will be subject to similar repurchase limits that exist under our share repurchase plan. The Operating Partnership will repurchase any such Operating
Partnership units for the corresponding class of shares of our common stock or cash (at the Special Limited Partner’s election) unless our
Board of Directors determines that any such repurchase for cash would be prohibited by applicable law or the Operating Partnership’s partnership agreement, in which case such Operating Partnership units will be repurchased for the corresponding class of shares of our common stock. The Operating Partnership will repurchase any such Class B units for cash subject to the applicable repurchase limits.
During the year ended December 31, 2025, the Company’s total return exceeded the current period hurdle amount, resulting in $592.9 million of Performance Participation Allocation expense in the Company’s Consolidated Statements of Operations.
During the year ended December 31, 2024, the Company's total return did not exceed the year-to-date hurdle amount, resulting in a
Quarterly Shortfall with respect to the $105.0 million performance participation allocation recorded during the three months ended March 31,
2024 (the “2024 Shortfall Obligation”). Beginning January 1, 2025, interest on the 2024 Shortfall Obligation, net of $9.9 million of performance participation allocation previously earned by the Special Limited Partner but not paid by the Company, began accruing at a 5%
annual rate, compounded quarterly.
During the year ended December 31, 2023, the Company’s total return did not exceed the hurdle amount and, as a result, no performance participation allocation expense was recognized.
During the years ended December 31, 2025, 2024, and 2023, the Company accrued interest income of $1.1 million, $1.0 million and $3.8 million, respectively, related to the Shortfall Obligations for each respective year.
The net 2024 Shortfall Obligation of $95.1 million and related $1.1 million of interest accrued were satisfied with the $592.9 million performance participation accrual for the year ended December 31, 2025. During the year ended December 31, 2025, the Company issued
32.2 million of the Operating Partnership units to the Special Limited Partner as payment for the remaining $496.7 million of net performance participation allocation. Blackstone did not submit any repurchase requests for shares or units previously issued as payment for the performance participation allocation during the years ended December 31, 2025 and 2024.
Expense Reimbursements
Under the Advisory Agreement, and subject to the limitations described below under the heading “Reimbursement by the Adviser,” our
Adviser is entitled to reimbursement of all costs and expenses incurred by it or its affiliates on our behalf; provided, that the Adviser is responsible for the expenses related to any and all personnel of the Adviser who provide investment advisory services to us pursuant to the
Advisory Agreement (including, without limitation, each of our executive officers and any directors who are also directors, officers or employees of the Adviser or any of its affiliates), including, without limitation, salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of such personnel, and costs of insurance with respect to such personnel. In addition to the organization and offering costs described below, and without limiting the generality of the foregoing, costs eligible for reimbursement include out-of-pocket

22 | Blackstone Real Estate Income Trust

costs and expenses the Adviser incurs in connection with the services it provides to us related to (1) the actual amount paid to third parties for goods and services, including fees paid to administrators, consultants, attorneys, technology providers and other service providers, and brokerage fees paid in connection with the purchase and sale of investments and securities or charitable donations, such as in connection with our annual stockholder meetings, (2) expenses of managing and operating our properties, whether payable to an affiliate or a non-
affiliated person, (3) out-of-pocket expenses in connection with the selection and acquisition of properties and real estate debt, whether or not such investments are acquired, and (4) any organization and offering expenses related to the DST Program (as defined below). Such out-of-pocket costs and expenses also will include expenses relating to compliance-related matters and regulatory filings relating to our activities (including, without limitation, expenses relating to requests for information, examinations and inquiries or any regulatory proceedings against us, the Adviser, the Dealer Manager (as defined below) and any of their respective affiliates, expenses relating to requests for information and inquiries from press or other news sources, expenses relating to the preparation and filing of Form PF, Form
ADV, reports to be filed with the CFTC, reports, disclosures, and/or other regulatory filings of the Adviser and its affiliates relating to our activities (including our pro rata share of the costs of the Adviser and its affiliates of regulatory expenses that relate to us and Other
Blackstone Accounts (as defined below)).
The Adviser may retain, for and on our behalf, and at our sole cost and expense, such service providers as it deems necessary or advisable in connection with our management and operations, which may include affiliates of the Adviser; provided, that any such services may only be provided by affiliates to the extent such services are approved by a majority of our Board of Directors (including a majority of the independent directors) not otherwise interested in such transactions as being fair and reasonable to us and on terms and conditions no less favorable to us than those available from unaffiliated third parties.
As of December 31, 2025, we had an outstanding balance due to the Adviser of $10.2 million, primarily related to general corporate expenses provided by unaffiliated third parties that the Adviser paid on our behalf. Such expenses are reimbursed by us to the Adviser in the ordinary course.
Organization and Offering Costs
We reimburse our Adviser for any organization and offering expenses associated with our public and private offerings, including our public offering and offerings by feeder vehicles (which are primarily created to hold our shares and in turn offer interests in such feeder vehicles to
non-U.S. persons), that the Adviser incurs on our behalf (including organizational, legal, accounting, printing, mailing, subscription processing and filing fees and expenses, expenses incurred in connection with the provision of administrative or similar services by intermediary platforms or participating broker-dealers for their clients and reasonable bona fide due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, costs in connection with preparing sales materials, design and website expenses, fees and expenses of our transfer agent, formation, distribution, administrative, regulatory or similar expenses related to the management and operation of feeder vehicles or related entities and expense reimbursements for actual costs incurred by employees of
Blackstone Securities Partners L.P., an affiliate of our Adviser (the “Dealer Manager”), in the performance of wholesaling activities, but excluding upfront selling commissions, dealer manager fees and the stockholder servicing fee) as and when incurred. The Adviser currently pays wholesaling compensation expenses and certain related expenses of persons associated with the Dealer Manager without reimbursement from us. After the termination of a primary offering and again after termination of an offering under our distribution reinvestment plan, the Adviser has agreed to reimburse us to the extent that the organization and offering expenses that we incur exceed
15% of our gross proceeds from the applicable offering.
During the fiscal year ended December 31, 2025, we reimbursed the Adviser $0.4 million for offering costs incurred on our behalf. During the fiscal year ended December 31, 2025, there were no new organization costs incurred on our behalf.
Term and Termination Rights under the Advisory Agreement
Our Advisory Agreement was most recently amended and restated on November 3, 2025, and expires March 31, 2027, subject to further renewals by our Board of Directors for an unlimited number of successive one-year periods. Our independent directors will evaluate performance of the Adviser before renewing the Advisory Agreement. The Advisory Agreement may be terminated (1) immediately by us (i)
for “cause,” (ii) upon the bankruptcy of the Adviser or (iii) upon a material breach of the Advisory Agreement by the Adviser, (2) upon 60 days’ written notice by us without cause or penalty upon the vote of a majority of our independent directors or (3) upon 60 days’ written notice by the Adviser. “Cause” is defined in the Advisory Agreement to mean fraud, criminal conduct, willful misconduct or willful or negligent breach of fiduciary duty by the Adviser under the Advisory Agreement.
In the event the Advisory Agreement is terminated, the Adviser will be entitled to receive its prorated management fee through the date of termination. In addition, upon the termination or expiration of the Advisory Agreement, the Adviser will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function.
Reimbursement by the Adviser
The Adviser will reimburse us for any expenses that cause our “total operating expenses” in any four consecutive fiscal quarters to exceed the greater of: (1) 2% of our “average invested assets” or (2) 25% of our “net income”.
Notwithstanding the foregoing, to the extent that our total operating expenses exceed these limits and the independent directors determine that the excess expenses were justified based on unusual and nonrecurring factors that they deem sufficient, the Adviser would not be required to reimburse us. Within 60 days after the end of any fiscal quarter for which our total operating expenses for the four consecutive fiscal quarters then ended exceed these limits and our independent directors approve such excess amount, we will send our stockholders a written disclosure of such fact, or will include such information in our next quarterly report on Form 10-Q or in a current report on Form 8-K filed with the SEC, together with an explanation of the factors our independent directors considered in arriving at the conclusion that such excess expenses were justified. In addition, our independent directors will review at least annually the total fees and expense reimbursements for operating expenses paid to the Adviser and the Special Limited Partner to determine if they are reasonable in light of

2026 Proxy Statement | 23

our performance, our net assets and our net income and the fees and expenses of other comparable unaffiliated REITs. Each such determination will be recorded in the minutes of a meeting of the independent directors.
For purposes of these limits, (1) “total operating expenses” are all costs and expenses paid or incurred by us, as determined under generally accepted accounting principles, including the management fee and the performance participation, but excluding: (i) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of our capital stock, (ii) property-level expenses incurred at each property, (iii) interest payments, (iv) taxes, (v) non-cash expenditures such as depreciation, amortization and bad debt reserves, (vi) incentive fees paid in compliance with our charter, (vii)
acquisition fees and acquisition expenses related to the selection and acquisition of assets, whether or not a property is actually acquired,
(viii) real estate commissions on the sale of property and (ix) other fees and expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property); (2) “average invested assets” means, for any period, the average of the aggregate book value of our assets, invested, directly or indirectly, in equity interests in and loans secured by real estate, including all properties, mortgages and real estate-related securities and consolidated and unconsolidated joint ventures or other partnerships, before deducting depreciation, amortization, impairments, bad debt reserves or other non-cash reserves, computed by taking the average of such values at the end of each month during such period; and (3) “net income” means, for any period, total revenues applicable to such period, less the total expenses applicable to such period other than additions to, or allowances for, non-cash charges such as depreciation, amortization, impairments and reserves for bad debt or other similar non-cash reserves. For the fiscal year ended December 31, 2025, our total operating expenses were 1.0% of our average invested assets. For the fiscal year ended December 31, 2025, our total operating expenses as a percentage of our net income (loss) is not meaningful because our net income (loss) for the year was nominal.
Independent Directors’ Review of Compensation
Our independent directors evaluate at least annually whether the compensation that we contract to pay to the Adviser is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by our charter. Our independent directors supervise the performance of the Adviser and the compensation we pay to it to determine that the provisions of the
Advisory Agreement are being carried out. This evaluation is based on the factors set forth below, as well as any other factors deemed relevant by the independent directors:
■the amount of fees paid to the Adviser in relation to the size, composition and performance of our investments;
■the success of the Adviser in generating investments that meet our investment objectives;
■rates charged to other externally advised REITs and other similar investment entities by advisors performing similar services;
■additional revenues realized by the Adviser and its affiliates through their advisory relationship with us (including the performance participation allocation paid to the Special Limited Partner);
■the quality and extent of the services and advice furnished by the Adviser;
■the performance of the assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and
■the quality of our portfolio in relationship to the investments generated by the Adviser for its own account.
In addition to the management fee, performance participation and expense reimbursements, we have agreed to indemnify and hold harmless the Adviser and its affiliates performing services for us from specific claims and liabilities arising out of the performance of their obligations under the Advisory Agreement, subject to certain limitations.
Dealer Manager Agreement
We entered into a Dealer Manager Agreement with the Dealer Manager pursuant to which the Dealer Manager agreed to, among other things, manage our relationships with third-party broker-dealers engaged by the Dealer Manager to participate in the distribution of shares of our common stock, which we refer to as “participating broker-dealers,” and financial advisors. The Dealer Manager also coordinates our marketing and distribution efforts with participating broker-dealers and their registered representatives with respect to communications related to the terms of our public offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares. The
Dealer Manager is a registered broker-dealer affiliated with the Adviser.
Upfront Selling Commissions and Dealer Manager Fees
The Dealer Manager is entitled to receive upfront selling commissions of up to 3.0%, and upfront dealer manager fees of 0.5%, of the transaction price of each Class T-2 share sold in our primary offering; however, such amounts may vary at certain participating broker-
dealers, provided that the sum will not exceed 3.5% of the transaction price. The Dealer Manager is entitled to receive upfront selling commissions of up to 3.5% of the transaction price of each Class S-2 share sold in the primary offering. The Dealer Manager may be entitled to receive upfront selling commissions of up to 1.5% of the transaction price of each Class D-2 share sold in the primary offering.
No upfront selling commissions or dealer manager fees are paid with respect to purchases of Class I shares or shares of any class sold pursuant to our distribution reinvestment plan.

24 | Blackstone Real Estate Income Trust

We ceased offering our Class T, Class S and Class D shares pursuant to our primary offering in August 2025. Prior to August 2025, the
Dealer Manager was entitled to receive upfront selling commissions of up to 3.0%, and upfront dealer manager fees of 0.5%, of the transaction price of each Class T share sold in our primary offering; however, such amounts could vary at certain participating broker-
dealers, provided that the sum could not exceed 3.5% of the transaction price. The Dealer Manager was entitled to receive upfront selling commissions of up to 3.5% of the transaction price of each Class S share sold in the primary offering. The Dealer Manager was entitled to receive upfront selling commissions of up to 1.5% of the transaction price of each Class D share sold in the primary offering.
During the year ended December 31, 2025, we paid $4.8 million in upfront selling commissions and upfront dealer manager fees to the
Dealer Manager. The Dealer Manager has entered into agreements with participating broker-dealers distributing our shares in our primary offering, and all of the upfront selling commissions and dealer manager fees were reallowed (paid) to, such participating broker-dealers. For the fiscal year ended December 31, 2025, the costs of raising capital in our primary offering and our distribution reinvestment plan, which represent all upfront selling commissions, upfront dealer manager fees, stockholder servicing fees and organization and offering costs accrued by us during the year ended December 31, 2025, represented 2.2% of the capital raised.
Stockholder Servicing Fees
Subject to FINRA limitations on underwriting compensation and certain other limitations described below, we pay the Dealer Manager selling commissions over time as stockholder servicing fees (i) with respect to our outstanding Class T-2 and Class T shares in an amount equal to 0.85% per annum of the aggregate NAV of our outstanding Class T-2 and Class T shares, consisting of a representative stockholder servicing fee of 0.65% per annum, and a dealer stockholder servicing fee of 0.20% per annum, of the aggregate NAV of our outstanding Class T-2 and Class T shares; however, with respect to Class T-2 and Class T shares sold through certain participating broker-
dealers, the representative stockholder servicing fee and the dealer stockholder servicing fee may be other amounts; provided, that the sum of such fees will always equal 0.85% per annum of the NAV of such shares, (ii) with respect to our outstanding Class S-2 and Class S shares in an amount equal to 0.85% per annum of the aggregate NAV of our outstanding Class S-2 and Class S shares and (iii) with respect to our outstanding Class D-2 and Class D shares in an amount equal to 0.25% per annum of the aggregate NAV of our outstanding Class
D-2 and Class D shares. We do not pay a stockholder servicing fee with respect to our outstanding Class I shares, Class C shares, Class F shares, Class L shares or Class L-2 shares.
The stockholder servicing fees are paid monthly in arrears. The Dealer Manager reallows (pays) all or a portion of the stockholder servicing fees to participating broker-dealers and servicing broker-dealers for ongoing stockholder services performed by such broker-dealers, and will waive stockholder servicing fees to the extent a broker-dealer is not eligible to receive them for failure to provide such services.
Because the stockholder servicing fees with respect to Class T-2, Class S-2, Class D-2, Class T shares, Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, they reduce the NAV, or alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under our distribution reinvestment plan.
We will cease paying the stockholder servicing fee with respect to any Class T-2 share, Class S-2 share, Class D-2 share, Class T share,
Class S share or Class D share held in a stockholder’s account at the end of the month in which the Dealer Manager in conjunction with the transfer agent determines that total upfront selling commissions, dealer manager fees and stockholder servicing fees paid with respect to the shares held by such stockholder within such account would be equal to or  exceed, in the aggregate, the Fee Limit, if any. At the end of such month, each such Class T-2 share, Class S-2 share, Class D-2 share, Class T share, Class S share or Class D share will convert into a number of Class I shares (including any fractional shares) with an equivalent aggregate NAV as such share. The “Fee Limit” is (a) with respect to Class T-2 shares, Class S-2 shares and Class D-2 shares, the limit, if any, set forth in the applicable agreement between the
Dealer Manager and a participating broker-dealer with respect to that broker-dealer’s clients at the time such shares were issued and (b)
with respect to Class T, Class S and Class D shares, 8.75% (or, in the case of Class T shares sold through certain participating broker-
dealers, a lower limit as set forth in the applicable agreement between the Dealer Manager and a participating broker-dealer at the time such Class T shares were issued) of the gross proceeds from the sale of such shares (including the gross proceeds of any shares issued under our distribution reinvestment plan with respect thereto).
In addition, we will cease paying the stockholder servicing fee on Class T-2, Class S-2, Class D-2, Class T, Class S and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of the registered offering in which such shares were sold on which, in the aggregate, underwriting compensation from all sources in connection with such offering, including upfront selling commissions, the stockholder servicing fee and other underwriting compensation, is equal to 10% of the gross proceeds from the primary portion of the registered offering.
During the fiscal year ended December 31, 2025, we paid $158.2 million in stockholder servicing fees to the Dealer Manager. As described above, the Dealer Manager reallowed (paid) all or a portion of the stockholder servicing fees to participating broker-dealers and servicing broker-dealers for ongoing stockholder services performed by such broker-dealers.
DST Program
In November 2025, we and the Operating Partnership commenced a program (the “DST Program”) to issue and sell beneficial interests
(“DST Interests”) in specific Delaware statutory trusts (the “DSTs”) holding real properties (the “DST Properties”) through private offerings.
These DST Interests will be issued and sold to “accredited investors,” as that term is defined under Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the "Securities Act"), in private placements exempt from registration pursuant to Section
4(a)(2) of the Securities Act (the “DST Offerings”).
Under the DST Program, each DST Property may be sourced from our real properties or acquired from third parties, will be held in a separate DST, and will be leased back by a wholly-owned subsidiary of the Operating Partnership under a master lease agreement. In accordance with the master lease, we are responsible for subleasing the DST Properties and for covering all costs associated with

2026 Proxy Statement | 25

operating the underlying DST Properties. Each master lease agreement will be guaranteed by the Operating Partnership, which will retain a fair market value purchase option (the “FMV Option”) giving it the right, but not the obligation, to acquire the DST Interests in the applicable
DST during a defined period in exchange for Operating Partnership units or, in certain cases, a combination of Operating Partnership Units and cash. After a one-year holding period, investors who acquire Operating Partnership units pursuant to the FMV Option have a right to cause the Operating Partnership to redeem all or a portion of their Operating Partnership units for, at our sole discretion, shares of our common stock, cash, or a combination of both.
DST Dealer Manager
In connection with the DST Program, Blackstone Real Estate Exchange LLC (the "DST Sponsor") has entered into a dealer manager agreement with our Dealer Manager (in its capacity as the dealer manager for the DST Program, the “DST Dealer Manager”). Pursuant to
the DST dealer manager agreement, the DST Dealer Manager agreed to act as dealer manager for the DST Offerings on a “best efforts”
basis.
Under the DST Dealer Manager Agreement, the DST Dealer Manager may receive an ongoing investor servicing fee of up to 0.85% per annum of the aggregate value of the DST Property underlying certain DST Interests in the applicable DST Offering. During the fiscal year ended December 31, 2025, we paid no ongoing investor servicing fees to the DST Dealer Manager.
The Operating Partnership will pay the DST Dealer Manager, solely with respect to Operating Partnership units issued in connection with the FMV Option in exchange for DST Interests and only until the fee limit (if any) set forth in the applicable agreement between the Dealer
Manager and the participating distribution agent that sold such DST Interests in a DST Offering has been reached, ongoing investor servicing fees in amounts up to: 0.85% per annum of the NAV of any such Class T-1 units, consisting of a representative stockholder servicing fee of 0.65% per annum and a dealer stockholder servicing fee of 0.20% per annum; up to 0.85% per annum of the NAV of such
Class S-1 units; and up to 0.25% per annum of the NAV of such Class D-1 units. No investor servicing fee will be paid for Class I units. All or a portion of the investor servicing fee may be reallowed to participating broker-dealers, as set forth in the applicable agreement between the DST Dealer Manager and such participating distribution agent.
The DST Dealer Manager is also entitled to receive an upfront selling commission of up to 3.5% of the amount of gross proceeds paid for
DST Interests. The DST Dealer Manager does not retain any of these fees, all of which are retained by, or re-allowed (paid), to participating broker-dealers. During the fiscal year ended December 31, 2025, we paid $14 thousand upfront selling commissions to the DST Dealer
Manager.
DST Manager
All material management authority with respect to each DST will be exercised by such DST’s trust manager (the “DST Manager”), which in each case will be an indirect subsidiary of the Adviser.
The DST Manager has the power and authority to manage substantially all of the affairs and limited investment activities of the DSTs, the primary responsibility for performing administrative actions in connection with the DSTs, and the sole power to determine when it is appropriate to sell the DST Properties, all of such power and authority is limited to the extent such powers and authority are materially consistent with those conferred upon the trustee in Revenue Ruling 2004-86. The DST Manager will be managed by personnel associated with Blackstone Real Estate.
The DST Manager provides asset management services to the DSTs and is entitled to an asset management fee equal to 1.0% of the gross rents received by the DSTs under their respective master lease agreements. During the fiscal year ended December 31, 2025, we paid no asset management fees to the DST Manager.
Affiliate Service Agreements
We retain certain of the Adviser’s affiliates, from time to time, for services relating to our investments or our operations, which may include accounting and audit services (including valuation support services), account management services, corporate secretarial services, data management services, directorship services, information technology services, finance/budget services, human resources, judicial processes, legal services, operational services, risk management services, tax services, treasury services, loan management services, construction management services, property management services, leasing services, property, title and/or other types of insurance and related services, transaction support services, transaction consulting services and other similar operational matters. We have adopted a long-term incentive plan which we use to attract and retain qualified employees of certain of our portfolio entities and other affiliated service providers. Our Operating Partnership or its subsidiary may also issue equity incentive compensation to certain employees of such affiliates for services provided. Any compensation paid to the Adviser’s affiliates for any such services will not reduce the management fee or performance participation allocation. Any such arrangements will be at or below market rates.
Blackstone-Affiliated Portfolio Entities
Blackstone and portfolio entities of investment funds, REITs, vehicles, accounts, products and/or other similar arrangements sponsored, advised, and/or managed by Blackstone or its affiliates, whether currently in existence or subsequently established (in each case, including any related successor funds, alternative vehicles, supplemental capital vehicles, surge funds, overflow funds, co-investment vehicles and other entities formed in connection with Blackstone or its affiliates side-by-side or additional general partner investments with respect thereto) (“Other Blackstone Accounts”) are and will be counterparties or participants in agreements, transactions and other arrangements with us, Other Blackstone Accounts, portfolio entities and/or Blackstone affiliates for the provision of goods and services, purchase and sale of assets and other matters. In addition, certain of our portfolio entities can be expected to be counterparties or participants in agreements, transactions and other arrangements with Other Blackstone Accounts or portfolio entities for the provision of goods and services, purchase and sale of assets and other matters (including information sharing and/or consulting and employment relationship). The fees,

26 | Blackstone Real Estate Income Trust

compensation, other amounts and/or benefits that Blackstone , Blackstone affiliates and/or portfolio entities will receive under these agreements, transactions and/or arrangements will not offset the management fee or otherwise shared with stockholders unless required under our organizational documents. For example, from time to time, certain portfolio entities of ours or Other Blackstone Accounts will provide or recommend goods and services to Blackstone, us, Other Blackstone Accounts, or portfolio entities of ours and Other Blackstone
Accounts or other Blackstone affiliates (or vice versa). As another example, it can also be expected that the management of one or more portfolio entities will consult with one another (or with one or more portfolio entities of an Other Blackstone Account) in respect of seeking its industry expertise, market view, or otherwise on a particular topic including but not limited to assets and/or the purchase and /or sale thereof (and vice versa). Moreover, we and/or an Other Blackstone Account could consult with a portfolio entity or a portfolio entity of an
Other Blackstone Account as part of the investment diligence for a potential investment by us or such Other Blackstone Account (and vice versa). As a result of or as part of such interactions or otherwise, personnel (including one ore more members of the management team) at a portfolio entity of us or Other Blackstone Account will in certain cases transfer to or become employed by another portfolio entity of us or an Other Blackstone Account, or Blackstone, the Adviser or their respective affiliates. Further, personnel of the Adviser, Blackstone or their respective affiliates will transfer to or become employed by a portfolio entity (together with personnel departing a portfolio entity for employment at Blackstone, the Adviser, their affiliates or another portfolio entity, “Transferring Personnel”). The compensation earned and subsequently paid to such personnel may include arrangements designed to make such person whole for unvested equity or carried interest attributable to such personnel’s entity of origin that was forfeited in connection with their departure therefrom. Transferring Personnel-
agreements, transactions and other arrangements present a conflict of interest in that they will involve the payment of fees and other amounts, some of which compensation may be paid in connection with unvested equity in Blackstone, Other Blackstone Accounts or portfolio entities (which may be in the form of public stock, limited partnership interests or otherwise), none of which will result in any offset to the management fees, notwithstanding that some of the services provided by such portfolio entity are similar in nature to the services provided by the Adviser and its affiliates or that the role of the Transferring Personnel at the entity such personnel is departing from
(including Blackstone and its affiliates) could be substantially similar to the entity to which such personnel is going (including Blackstone and its affiliates). Generally, we may engage Blackstone-affiliated portfolio entities or allow our portfolio entities to be engaged by
Blackstone-affiliated entities only if a majority of our Board of Directors, and a majority of the Affiliate Transaction Committee (which is comprised of each of our independent directors) not otherwise interested in the transaction approve the transaction as being fair and reasonable to us and on terms and conditions no less favorable to us than those available from unaffiliated third parties.
We may engage portfolio entities of Other Blackstone Accounts and Other Blackstone Accounts may engage our portfolio entities to provide services, including, without limitation: (a) corporate support services (including, without limitation, accounts payable, accounting/audit (e.g., valuation support services), account management (e.g., treasury, customer due diligence), administrative support, insurance, procurement, placement, brokerage, consulting, business intelligence and data science services, cash management and monitoring, consolidation, corporate secretarial and executive assistant services, domiciliation, data management (e.g., gathering, processing, aggregating, reconciling, and delivering relevant industry and asset class specific data), directorship services, entity dissolution process oversight, finance/budgeting and forecasting, financing management, fundraising support, human resources and recruiting (e.g., the onboarding and ongoing development of personnel), communications and public affairs, information and data security support (e.g., network operations and cybersecurity services), information technology and software systems support (e.g., implementation of property technology strategy), corporate governance and entity management (e.g., liquidation, dissolution and/or otherwise end of term services), risk management and internal compliance/know-your-client (KYC) reviews and refreshes, investment incentive payment documentation and recordkeeping, judicial processes, legal/business/finance optimization and innovation (e.g., legal invoice automation, legal document management and oversight, entity formation process standardization, management / team design, and identification of business efficiencies), legal support
(e.g., claims, settlements and litigation oversight management and dispute resolution support, due diligence including in each case, post-
disposition of an investment, environmental and engineering due diligence, onboarding support of an acquisition post-closing and post-
closing support, fundraising and investor reporting support, regulatory legal compliance, data privacy, lease and contract support (including drafting and reviewing NDAs), management agreement review and negotiation, and human resources and employment related support including legal and compliance training for personnel), lender financial reporting, lender relationship management (e.g., coordinating with lender on any ongoing obligations under any relevant borrowing, indebtedness or other credit support (including any required consultation with or reporting to such lender)), mortgage servicing rights support services, environmental and/or sustainability due diligence support
(e.g., review of property condition reports and clean energy consumption), climate accounting services, sustainability program management services, engineering services, services related to the sourcing, development and implementation of renewable energy, sustainability data collection and reporting services, capital planning services, payroll and benefits support, procurement, reporting (e.g., on tax, debt, portfolio or other similar topics), restructuring and work-out of performing, sub-performing and nonperforming loans, tax analysis and compliance
(e.g., CIT and VAT compliance), trademark management, transfer pricing and internal risk control, treasury, valuation support services, vendor selection (e.g., training, due diligence and management support), whole loan servicing oversight (e.g., collateral management, due diligence, and servicing oversight); (b) management services (including, without limitation, management by a portfolio entity, Blackstone affiliate or third party (e.g., a third-party manager or operating partner) of operational services (including personnel), operational coordination (e.g., coordination with joint venture partners, operating partners, and property managers), planning with respect to portfolio composition (e.g., hold / sell analysis support), sustainability-related planning (e.g., data collection, review, support and execution), revenue management support and portfolio and property reporting), monitoring, restructuring and work-out of performing, sub-performing and nonperforming loans, consolidation, cash management, financing management, administrative support; (c) construction and project management services including, without limitation, management of development projects (e.g., energy and infrastructure management), management of general contractors on capital projects, project design and execution, tenant improvements, tenant space build-outs, turnkey services (such as end-to-end execution for real estate projects) and insurance support, and vendor selection (including training, due diligence and management support); (d) leasing services (e.g., creating and implementing standard forms, leasing strategy, incorporation of green leases, leasing dispute and litigation assistance, management of third-party brokers, negotiation of major leases, negotiation of leases and income (including parking, advertising, and promotional space)); (e) property management services (including, without limitation, property-level management, cleaning, energy consumption, security (including, but not limited to, physical security), revenue management, contract management, expense management, capital expenditure projects, facility management, business plan execution, engineering, capital expenditure design and implementation, reporting, provision of on-site staff, rent collection, service charge accounting and operation, marketing and advertising, tenant and guest relations, maintenance of common space, selecting and engaging architects, contractors and other third parties involved in construction, supervision of on-site third-party contractors (including facilities maintenance, cleaning, and security), and provision of retail managers to oversee tenant merchandising, promotions, and inventory); and (f) transaction support services (including, without limitation, assisting with the appropriate transition of investments from acquisition to asset

2026 Proxy Statement | 27

management, disposition, financing support, identifying potential investments (including development sites) and conducting diligence and negotiation support during acquisition, site visits, assembling relevant information, identifying potential financing opportunities or transactions including different transaction structures, providing diligence and negotiation support during lender selection, loan document negotiation, loan closing process, coordinating with investors, coordinating with lenders, servicers, title companies, escrow agents, vendors, and third party report providers, deal teams and internal legal departments, coordinating lender due diligence, providing relationship management with brokers, banks and other potential sources of financing, preparing reporting packages (including financial statements) for lender review, assisting with underwriting, preparing pitchbooks and other marketing materials, preparing project feasibility analysis, coordinating with potential sources of capital and management, assisting with customer due diligence and related on-boarding, assisting with due diligence, financial support, pricing, market analyses, modelling, sensitivity analyses, tracking guaranty exposure and counterparty exposure across financing platforms, preparing reporting on liquidity and overall capital structure, ordering third party reports, coordinating design and development works, assistance with due diligence, identifying potential investments, managing relationships with brokers and other potential sources of investments (e.g., recommending and implementing design decisions), coordinating and overseeing brokers, lawyers, accountants and other advisors, working with consultants and third parties to pursue entitlements and licensing, marketing and distribution technical analyses and review of (i) design and structural work, (ii) architectural, façade and external finishes, (iii) certifications,
(iv) operations and maintenance manuals and (v) statutory documents), managing bank account opening / maintenance and relationships with banking partners, transaction consulting, providing in-house legal, sustainability and accounting and tax services, coordinating closing/
post-closing procedures for acquisitions, dispositions, financings, and other transactions and assembling all and any relevant information related to any of the foregoing. Similarly, Blackstone, Other Blackstone Accounts, we and our portfolio entities can be expected to engage our portfolio entities to provide some or all of these services. Certain of our portfolio entities or an Other Blackstone Account are also expected to provide services to third parties (including for example, post-disposition of an investment). Some of the services performed by portfolio entity service providers could also be performed by the Adviser, from time to time, and vice versa. Fees paid by a us or or our portfolio entities to, or value created by, other portfolio entity service providers or vendors (whether to us, Other Blackstone Accounts,
Blackstone or any third parties engaging the services of such portfolio entity) do not offset or reduce the management fee payable by our investors and are not otherwise shared with us. Portfolio entities of Other Blackstone Accounts can also be expected to be engaged to provide services performed by technology-enabled service providers (including providers of advanced data analytics, artificial intelligence, machine learning, automation, AI implementation, integration, and consulting services, and related software-based tools, to support a wide range of business, investment and operational activities), which may include, without limitation, data analysis and aggregation, research and information synthesis, modeling and forecasting, operational and workflow automation, document and contract analysis, content generation, monitoring and reporting, compliance and risk management support, technology enablement, decision-support tools, and other analytical or operational functions. The scope, nature and extent of these services can be expected to evolve over time as technologies develop and new use cases are identified. We compensate these service providers and vendors owned by the Other Blackstone Accounts for services rendered to us, including through promote or other incentive-based compensation payable to their management teams and other related parties. The incentive-based compensation paid with respect to a portfolio entity or property will vary from the incentive based compensation paid with respect to other portfolio entities and properties; as a result the management team or other related parties can be expected to have greater incentives with respect to certain assets and portfolio entities or third parties relative to others, and the performance of certain assets and portfolio entities or third parties may provide incentives to retain management that also service other assets and portfolio entities. Such service providers and vendors may charge for certain goods and services at rates generally consistent with those available in the market for similar goods and services. The discussion regarding the determination of market rates below applies equally in respect of the fees and expenses of the portfolio entity service providers, if charged at rates generally consistent with those available in the market.
Certain portfolio entity service providers and vendors provide services to us and Other Blackstone Accounts and in such cases, we, our portfolio entities and Other Blackstone Accounts will compensate one or more of these service providers and vendors owned by us or Other
Blackstone Accounts, and we and our portfolio entities will be charged for services provided by such service providers and vendors based on a contractually determined rate or cost. As a general matter, captive portfolio entities of ours or Other Blackstone Accounts are not expected to generate profit for us or Other Blackstone Accounts by whom they are owned. Accordingly, our stockholders should have no expectation that such captive portfolio entities owned in whole or in part by us will generate any positive returns and such captive portfolio entities could instead result in a loss to us. The discussion regarding the determination of market rates herein applies equally in respect of the fees and expenses of the portfolio entity service providers, if charged at rates generally consistent with those available in the market.
Costs and expenses for goods and services provided by service providers and vendors owned or controlled by us or Other Blackstone
Accounts are passed through as expenses on a cost reimbursement, no-profit, or break-even basis (even if third party customers or clients are charged on a different basis), which break-even point may occur over a period of time, including in certain circumstances over an extended period of time following engagement by us or such Other Blackstone Account, such that such service provider or vendor may realize a profit in a given year which would be expected to be applied towards the costs in subsequent periods. In certain circumstances, we will bear the start-up, wind-down and liquidation costs and expenses associated with work performed for the benefit of us and our portfolio entities, along with any related tax costs and an allocation of the service provider’s overhead related to portfolio entity service providers owned by us or be allocated all or a portion of such costs and expenses related to portfolio entity service providers used by us and owned by Other Blackstone Accounts. Costs and expenses associated with goods and services provided by service providers and vendors owned by Other Blackstone Accounts (including for the avoidance of doubt, all overhead associated with such service providers and vendors owned by Other Blackstone Accounts) are allocated to us and/or the portfolio companies. Such costs and expenses will not reduce the
Adviser’s management fees and are expected to include any of the following: (i) salaries, wages, benefits and travel expenses; (ii)
marketing and advertising fees and expenses; (iii) legal, compliance, accounting and other professional fees and disbursements; (iv) office space, furniture and fixtures (including, without limitation, rent, refurbishment costs and office space in Luxembourg), and equipment; (v)
insurance premiums; (vi) technology expenditures, including hardware and software costs, and servicing costs and upgrades related thereto; (vii) costs to engage recruitment firms to hire employees; (viii) due diligence expenses; (ix) one-time costs, including costs related to building-out, expanding and winding-down a portfolio property costs that are of a limited duration or non-recurring (such as startup or technology buildup costs, technology and systems implementation costs, employee on-boarding, ongoing training and severance payments, and IPO-readiness and other infrastructure costs); (x) related tax and accounting costs and/or liabilities determined by Blackstone based on applicable marginal tax rates; and (xi) other operating, establishment, expansion and capital expenditures (including financing and interest thereon). Any of the foregoing costs, although allocated in a particular period, will, in certain circumstances, relate to activities occurring outside the period (including in prior periods, such as where any such costs are amortized over an extended period), and further will, in

28 | Blackstone Real Estate Income Trust

certain circumstances, be of a general and administrative nature that is not specifically related to particular services, and therefore we could, to the extent permitted by applicable law and our organizational documents, pay more than our pro rata portion of fees for services.
Similarly, certain portfolio entities can be expected to incur costs and expenses in connection with broken deals or transactions that are not consummated. In such circumstances, there will be portfolio entities that allocate such broken deal expenses to successful or signed transactions of us or an Other Blackstone Account. As a result, portfolio entities will at times incur significant costs or expenses without recouping such expenses and there can be no assurances that any such broken deal expenses will in fact be recouped, which will impact us, directly or indirectly. The foregoing costs and expenses may thus result in increased expenses for successful or signed transactions of us or an Other Blackstone Account, or lower returns from portfolio entities that are unable to recoup such expenses. In addition, the Adviser generally relies on the management team of a portfolio entity with respect to the determination of costs and expenses and allocation thereof and does not oversee or participate in such determinations or allocations. Moreover, to the extent a portfolio entity uses an allocated cost model with respect to fees, costs and expenses, such fees, costs and expenses are typically estimated and/or accrued quarterly (or on another regular periodic basis) but not finalized until year-end and as a result, such year-end true-up is subject to fluctuation and increases such that for a given year, the year-end cumulative amount with respect to fees, costs and expenses may be greater than the sum of the quarterly estimates (or other periodic estimates where applicable) and/or accruals and therefore we could bear more fees, costs and expenses at year-end than had been anticipated throughout the year. The allocation of costs and expenses (including for the avoidance of doubt overhead) among the entities and assets to which services are provided can be expected to be based on any of a number of different methodologies, including, without limitation, on the basis of “cost” as described above, “time-allocation”, “per unit”, “revenue,” “number of units,” “per square footage,” “fixed percentage,” "assets under management," gross asset value, or purchase or sale price, and the particular methodology used to allocate such costs among the entities and assets to which services are provided is expected to vary depending on the types of services provided and the applicable asset class involved and could, in certain circumstances, change from one period to another. There can be no assurance that a different manner of allocation would result in our bearing less or more or the same amount costs and expenses. In addition, a portfolio entity that passes through costs and expenses on a cost reimbursement, no-profit, or break-even basis may, in certain circumstances, change its allocation methodology (including with respect to one and not all of its customers or clients, including us and our portfolio entities), for example, another methodology for the allocation of costs and expenses
(including for the avoidance of doubt all overhead) described herein or otherwise, to charging (A) a flat fee for a particular service or instance, (B) a rate as contractually agreed between the parties, or (C) fees based on current market rates and any such changes may increase or reduce the amounts received by such portfolio entities for the same services and stockholders will not receive notice or disclosure of such changes in allocation methodology. In certain circumstances, particularly where such service providers and vendors are located in Europe or Asia, such service providers and vendors will charge us and our portfolio entities for goods and services at cost plus a percentage of cost for transfer pricing or other tax, legal, regulatory, accounting or other reasons or even decide to amortize any costs or expenses to address accounting or operational considerations. Further, we and our portfolio entities will compensate one or more of these service providers and vendors owned by us or Other Blackstone Accounts through incentive-based compensation payable to their management teams and other related parties. The incentive-based compensation paid with respect to a portfolio entity or asset of ours or
Other Blackstone Accounts will vary from the incentive-based compensation paid with respect to other portfolio entities and assets of ours and Other Blackstone Accounts and is expected to vary from those charged to third-party customers or clients of such service provider or vendor; as a result the management team or other related parties can be expected to have greater incentives with respect to certain assets and portfolio entities or third parties relative to others, and the performance of certain assets and portfolio entities or third parties may provide incentives to retain management that also service other assets and portfolio entities. There can be no assurance that amounts charged by portfolio entity service providers that are not controlled by us or Other Blackstone Accounts will be consistent with market rates or that any benchmarking, verification or other analysis will be performed with respect to such charges. In addition, while it is expected that we or Other Blackstone Accounts will engage in long-term or recurring contracts with portfolio entity service providers, it can be expected that the Adviser will not seek to benchmark or otherwise renegotiate the original fee arrangement for a significant period of time. In addition, neither the Adviser nor Blackstone is required to perform or obtain benchmarking analysis of expenses with respect to non-recurring contracts or services with portfolio entity service providers and will exclude non-recurring costs from benchmarking analysis when such analysis is required, and the determination of whether or not a contract or service is recurring or non-recurring will be made in the applicable portfolio entity management team’s sole and subjective determination and can vary from portfolio entity to portfolio entity. With respect to any benchmarking performed, the related benchmarking expenses will be borne by us, Other Blackstone Accounts and their respective portfolio entities and will not offset the management fee.
In certain circumstances, we and Other Blackstone Accounts will enter into fee arrangements with portfolio entity service providers
(including instances where the fee is structured as a cost-plus fee, i.e., the cost of services plus a fixed percentage). Where portfolio entity service providers have entered into such fee arrangements, there may be situations where the portfolio entity service providers’ tax liabilities that are associated with the income received from us and/or Other Blackstone Accounts could be passed along to us such that we would ultimately be responsible for bearing such expenses. Accordingly, the Adviser may have an incentive to structure its fee arrangements with portfolio entity service providers in such a manner where we or an Other Blackstone Account may bear all or a portion of such portfolio entity service providers tax liabilities. No fees charged by these service providers and vendors in the fee arrangement discussed in this paragraph will offset or reduce management fees.
A service provider will, in certain circumstances, subcontract certain of its responsibilities to other portfolio entities of us and Other
Blackstone Accounts. In such circumstances, the relevant subcontractor could invoice the portfolio entity for fees (or in the case of a cost reimbursement arrangement, for allocable costs and expenses) in respect of the services provided by the subcontractor. The portfolio entity, if charging on a cost reimbursement, no-profit or break-even basis, would in turn allocate those costs and expenses as it allocates other fees and expenses as described above. Similarly, Other Blackstone Accounts, their portfolio entities and Blackstone can be expected to engage our portfolio entities, including QTS Realty Trust, Tricon Residential Inc. (“Tricon”), American Campus Communities, April Housing
and any of our future portfolio entities, to provide services, and these portfolio entities will generally charge for services in the same manner described above, but we generally will not be reimbursed for any costs (such as startup costs or technology build-up costs) relating to such portfolio entity incurred prior to such engagement.

2026 Proxy Statement | 29

We, Other Blackstone Accounts and their affiliates are expected to enter into joint ventures with third parties to which the service providers and vendors described above will provide services. In some of these cases, the joint venture partner may negotiate to not pay its pro rata share of fees, costs and expenses to be allocated as described above, in which case we, Other Blackstone Accounts and their affiliates that also use the services of the portfolio entity service provider will, directly or indirectly, pay the difference, or the portfolio entity service provider will bear a loss equal to the difference. Moreover, in certain circumstances, the joint venture partner may be allocated fees, costs and expenses pursuant to a different methodology than a portfolio entity’s standard allocation methodology, which could result in us or the portfolio entities being allocated more fees, costs and expenses than we or they would otherwise be allocated solely pursuant to such standard allocation methodology. Portfolio entity service providers described in this section are generally owned and controlled by one or more Blackstone funds such as Other Blackstone Accounts. In certain instances, a similar company could be owned or controlled by
Blackstone directly. Service providers described in this section are generally owned and controlled by a Blackstone fund, such as the Other
Blackstone Accounts.
In addition, in the event of the disposition of an investment or a portfolio entity (whether by way of transfer to us, an Other Blackstone
Account, a portfolio entity of the foregoing or Blackstone (as described below) or by way of a sale to a third party), such portfolio entity may continue to provide some or all of the services described herein to us, Other Blackstone Accounts, portfolio entities of the foregoing, joint venture partners or Blackstone, as applicable, even for a substantial period of time following such disposition. For example, a joint venture partner may retain or continue to retain Revantage (including with respect to fees for services described herein) or continue to work with
Blackstone in connection with certain arrangements when and after we exited its investment therein. As such, Blackstone or a portfolio entity of ours may begin to earn fees or continue to earn fees from such investment for providing services to such investment, which will not offset or reduce the management fee or be shared with the stockholders in any way, and such fees may be the same or different compared to those charged to us or a portfolio entity of ours for the same or similar services as described above.
Portfolio entity service providers described in this section are generally owned and controlled by one or more Blackstone vehicles, such as us and Other Blackstone Accounts. In certain instances a similar company could be owned and controlled by Blackstone directly.
Blackstone could cause a transfer of ownership of one of these service providers (or the employees, leases, contracts, a business unit or office assets of one service provider to another service provider) from us to an Other Blackstone Account, or from an Other Blackstone
Account to us. The transfer of a portfolio entity service provider (or employees, leases, contracts, business units or office assets of such service provider) between us and an Other Blackstone Account (where we may be, directly or indirectly, a seller or a buyer in any such transfer) will generally be consummated for minimal or no consideration, and without obtaining any consent from the stockholders but only if a majority of our board of directors, and a majority of the affiliate transaction committee (which is composed of each of our independent directors), not otherwise interested in the transaction approve the transaction as being fair and reasonable to us and on terms and conditions no less favorable to us than those available from unaffiliated third parties.
Blackstone has a practice of not entering into any arrangements with advisors, vendors or service providers that provide lower rates or discounts to Blackstone itself compared to those available to us for the same services. However, legal fees for unconsummated transactions are often charged at a discounted rate, such that if we consummate a higher percentage of transactions with a particular law firm than Blackstone, Other Blackstone Accounts and their affiliates, we could indirectly pay a higher net effective rate for the services of that law firm than Blackstone or Other Blackstone Accounts or their affiliates. Also, advisors, vendors and service providers often charge different rates or have different arrangements for different types of services. For example, advisors, vendors and service providers often charge fees based on the complexity of the matter as well as the expertise and time required to handle it. Therefore, to the extent the types of services used by us are different from those used by Blackstone, Other Blackstone Accounts and their affiliates and personnel, we can be expected to pay different amounts or rates than those paid by such other persons. Similarly, Blackstone, the Other Blackstone Accounts and
their affiliates and we can be expected to enter into agreements or other arrangements with vendors and other similar counterparties
(whether such counterparties are affiliated or unaffiliated with Blackstone) from time to time whereby such counterparty will, in certain circumstances, charge lower rates (or no fees) or provide discounts or rebates for such counterparty’s products or services depending on certain factors, including without limitation, the volume of transactions entered into with such counterparty by Blackstone, Other Blackstone
Account and our portfolio entities and their affiliates in the aggregate or other factors.
We have engaged Link Logistics Real Estate Holdco LLC (“Link”) for certain of our logistics properties, TAH Operations LLC (“Tricon”) for certain of our rental housing properties, LivCor, LLC (“LivCor”) for certain of our multifamily properties, Perform Properties LLC (“Perform
Properties”) for certain of our office and retail properties, BRE Hotels & Resorts LLC (“BRE Hotels & Resorts”) for certain of our hospitality properties, Apartment Income REIT, L.P. for certain of our rental housing properties, BPP MFNY Employer LLC (“Beam Living”) for certain of our multifamily properties in New York City, Longview Senior Housing, LLC (“Longview Senior Housing”) for certain of our senior housing properties and Brio Real Estate, LLC. (“Brio”) for certain of our investments in real estate debt. Each of these companies is a portfolio entity controlled or owned by Blackstone-advised investment vehicles.
We have engaged Revantage Corporate Services, LLC and Revantage Global Services Europe S.à.r.l. ( collectively “Revantage”), a portfolio entity owned by Blackstone-advised investment vehicles, to provide, as applicable, corporate support services (including, without limitation, accounting, legal, tax, treasury, valuation support, information technology and data management services), and transaction support services to certain of our investments directly.
Affiliate service provider expenses and incentive compensation awards are included as a component of Rental Property Operating and
Hospitality Operating expense, as applicable, in our Consolidated Statements of Operations. Transaction support service fees were capitalized to Investments in Real Estate on our Consolidated Balance Sheets. Neither Blackstone nor the Adviser receives any fees from these arrangements.

30 | Blackstone Real Estate Income Trust

The following table details the amounts incurred for affiliate service providers ($ in thousands):

	Year Ended December 31, 2025
	Affiliate Service Provider Expenses	Amortization of Affiliate Service Provider Incentive Compensation Awards	Capitalized Transaction Support Services
Link	$125,011	$22,140	$17,500
Tricon	91,775	4,167	3
LivCor	86,129	16,191	5,904
Revantage	31,193	10,310	15
Perform Properties	28,364	2,002	5,161
BRE Hotels & Resorts	9,607	1,316	91
Apartment Income REIT, L.P.	2,954	—	983
Beam Living	2,937	931	—
Longview Senior Housing	1,165	—	—
Brio	192	—	—
Total	$379,327	$57,057	$29,657
Securities Authorized for Issuance Under Equity Compensation Plans
As noted above, we issue incentive compensation awards to certain employees of portfolio entity service providers. Such awards vest over the life of the awards and stock-based compensation expense is recognized for these awards on a graded vesting attribution method over the applicable vesting period of each award, based on the value of the awards on their grant date, as adjusted for forfeitures. The awards are subject to service periods ranging from three to four years. The vesting conditions that are based on us achieving certain returns, or other key performance metrics, over a stated hurdle amount are considered market conditions. The achievement of returns, or other key performance metrics, over the stated hurdle amounts, which affect the quantity of awards that vest, is considered a performance condition.
If we determine it is probable that the performance conditions will be met, the value of the award will be amortized over the service periods, as adjusted for forfeitures. The number of awards expected to vest is evaluated each reporting period and compensation expense is recognized for those awards for which achievement of the performance criteria is considered probable. As of December 31, 2025, we have determined it is probable that the performance condition will be met for certain awards and have amortized the value of such awards over the applicable service period. None of Blackstone, the Adviser, or the affiliate portfolio entity service providers receive any incentive compensation from the aforementioned arrangements.
The following table details the incentive compensation awards ($ in thousands):

	December 31, 2024	For the Year Ended December 31, 2025				December 31, 2025
Plan Year	Unrecognized Compensation Cost	Value of Awards Issued	Forfeiture of Unvested Awards	Amortization of Compensation Cost	Unrecognized Compensation Cost	Remaining Amortization Period
2022	$7,786	$—	$(321)	$(7,465)	$—	N/A
2023	14,673	—	(5,355)	(4,485)	4,833	1.0 year
2024	40,265	—	(2,973)	(18,137)	19,155	1.8 years
2025	—	80,910	—	(26,970)	53,940	2.4 years
Total	$62,724	$80,910	$(8,649)	$(57,057)	$77,928
As of December 31, 2025, we had a receivable of $50.9 million from certain portfolio companies owned by Blackstone-advised investment vehicles related to the prepayment of certain corporate service fees and incentive compensation awards.

2026 Proxy Statement | 31

The following table details the incentive compensation awards issued and remaining available as of December 31, 2025.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	N/A	N/A	N/A
Equity compensation plans not approved by security holders	—	—	17,287,202
Total	—	—	17,287,202
Blackstone-Affiliated Service Providers
In addition to the service providers (including portfolio entity service providers) and vendors described above, we will engage in transactions with one or more businesses that are owned or controlled by Blackstone directly, not through one of its funds, including the businesses described below. These businesses will, in certain circumstances, also enter into transactions with other counterparties of ours, portfolio entities as well as service providers and vendors. Blackstone could benefit from these transactions and activities through current income and creation of enterprise value in these businesses. No fees charged by these service providers and vendors will offset or reduce the
Adviser’s management fees. Furthermore, Blackstone, the Other Blackstone Accounts and their affiliates and related parties will use the services of these Blackstone affiliates, including at different rates. Although Blackstone believes the services provided by its affiliates are equal to or better than those of third parties, Blackstone directly benefits from the engagement of these affiliates, including from any profits generated by such affiliates as described in the following sentence, and there is therefore an inherent conflict of interest. As a result of services provided to us and our portfolio entities, affiliated service providers are permitted and could be expected to from time to time generate profits, including incidental profits from services provided to us and our portfolio entities.
Blackstone-affiliated service providers and vendors, include, without limitation:
LNLS. Lexington National Land Services (“LNLS”) is a Blackstone affiliate that (i) acts as a title agent in facilitating and issuing title insurance, (ii) provides title support services for title insurance underwriters, (iii) in certain circumstances, provides courtesy title settlement services, and (iv) acts as escrow agent in connection with investments by us, Other Blackstone Accounts and their affiliates and related parties, and third parties, including, in certain cases, Blackstone’s borrowers. In exchange for such services LNLS earns fees, which would have otherwise been paid to third parties. Blackstone generally will periodically benchmark relevant costs (including on a portfolio-wide basis in certain cases) unless market data is unavailable in the context of such transaction or is impractical or unduly burdensome to obtain or when LNLS is providing such services in a state where the insurance premium or escrow fee, as applicable, is regulated by the state or when LNLS is part of a syndicate of title insurance companies where the insurance premium is negotiated by other title insurance underwriters or their agents on an arm’s-length basis. Such benchmarking, where conducted, will assess where LNLS rates are within a range that Blackstone has determined is reflective of a title agency rates in the applicable and comparable markets. LNLS rates will not necessarily be equal to or lower than the median within such range. There will be no related management fee offset for us. As a result, while Blackstone believes that LNLS will provide services equal to or better than those provided by third parties (even in jurisdictions where insurance rates are regulated), there is an inherent conflict of interest that gives Blackstone incentive to engage LNLS over a third party.
During the fiscal year ended December 31, 2025, we paid LNLS $26.9 million for title services related to certain investments.
Certain Blackstone-affiliated service providers and their respective personnel will receive a management promote, an incentive fee and other performance-based compensation in respect of our investments, which fees and compensation are expected to be substantial in some cases and in the form of shares of our common stock. Furthermore, Blackstone-affiliated service providers can be expected to charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses), provided that these amounts will not exceed market rates as determined to be appropriate under the circumstances. We may engage Blackstone-affiliated service providers only if a majority of our Board of Directors, and a majority of the Affiliate Transaction
Committee (which is composed of each of our independent directors), not otherwise interested in the transaction approve the transaction as being fair and reasonable to us and on terms and conditions no less favorable to us than those available from unaffiliated third parties.
The Adviser and its affiliates, except in those instances where a market comparable cannot be determined, will make determinations of certain market rates (i.e., rates that fall within a range that the Adviser and its affiliates has determined is reflective of rates in the applicable market and certain similar markets, though not necessarily equal to or lower than the median rate of comparable firms and in certain circumstances, is expected to be in the top of the range) based on its consideration of a number of factors, which are generally expected to include the experience of the Adviser and its affiliates with non-affiliated service providers as well as benchmarking data and other methodologies determined by the Adviser and its affiliates to be appropriate under the circumstances. In respect of benchmarking,
Blackstone undertakes no minimum amount of benchmarking and to the extent Blackstone does engage in benchmarking, it cannot be assured that such benchmarking will be accurate, comparable, or relate specifically to the assets or services to which such rates or terms relate. Whether or not Blackstone has a relationship with, or receives financial or other benefit from recommending a particular service provider, there can be no assurance that no other service provider is more qualified to provide the applicable services or could provide such services at lesser cost. While Blackstone often obtains benchmarking data regarding the rates charged or quoted by third parties for services similar to those provided by Blackstone affiliates in the applicable market or certain similar markets, relevant comparisons may not be available for a number of reasons, including, without limitation, as a result of a lack of a substantial market of providers or users of such services or the confidential or bespoke nature of such services (e.g., within property management services, different assets may receive

32 | Blackstone Real Estate Income Trust

different property management services). In addition, benchmarking data is based on general market and broad industry overviews, rather than determined on an asset-by-asset basis. As a result, benchmarking data does not take into account specific characteristics of individual assets then owned or to be acquired (such as location or size), or the particular characteristics of services provided. Further, it could be difficult to identify comparable third-party service providers that provide services of a similar scope and scale as the Blackstone-affiliated service providers that are the subject of the benchmarking analysis. For these reasons, such market comparisons may not result in precise market terms for comparable services. Expenses to obtain benchmarking data will be borne by us or by Other Blackstone Accounts and will not offset the management fee we pay to the Adviser. Finally, in certain circumstances, the Adviser can be expected to determine that third-
party benchmarking is unnecessary, including in circumstances where the price for a particular good or service is mandated by law (e.g., title insurance in rate-regulated states) or because Blackstone has access to adequate market data (including from third-party clients of the
Blackstone-affiliated service provider that is the subject of the benchmarking analysis) to make the determination without reference to third-
party benchmarking. For example, in certain circumstances a Blackstone-affiliated service provider or a portfolio entity service provider could provide services to third parties, in which case if the rates charged to such third parties are consistent with the rates charged to us,
Other Blackstone Accounts and their respective portfolio entities, then a separate benchmarking analysis of such rates is not expected to be prepared. Some of the services performed by Blackstone-affiliated service providers could also be performed by our sponsor from time to time and vice versa. Fees paid by us to, or value created by, other portfolio entity services providers or vendors do not offset or reduce the management fee we pay to the Adviser and are not otherwise shared with us.
On July 28, 2020, we became a member of a captive insurance company (the “Captive”) owned by us and other investment vehicles managed by Blackstone. A Blackstone affiliate provides oversight and advisory services to the Captive and receives fees based on a percentage of premiums paid for such policies. The fees and expenses of the Captive, including insurance premiums and fees paid to the
Blackstone affiliate to manage it, are borne by the Company and the other Blackstone-managed investment vehicles pro rata based on insurance premiums paid for each party’s respective properties.
During the year ended December 31, 2025, we contributed  $93.3 million of capital to the Captive for premiums and our pro rata share of other expenses. Of this amount, $1.8 million was attributable to the fee paid to a Blackstone affiliate to provide oversight and management services to the Captive. The capital contributed and fees paid to the Captive are in lieu of insurance premiums and fees that would otherwise to be paid to third-party insurance companies.
Credit Agreement with Blackstone
We are party to an unsecured, uncommitted line of credit up to a maximum amount of $75.0 million with Blackstone Holdings Finance Co.
L.L.C. (“Affiliate Lender”), an affiliate of Blackstone. The line of credit expires on December 15, 2026 and may be extended for up to 12 months subject to Affiliate Lender approval. The interest rate is the then-current rate offered by a third-party lender, or, if no such rate is available, SOFR rate plus 2.50%. Each advance under the line of credit is repayable on the earliest of (i) the expiration of the line of credit,
(ii) Affiliate Lender’s demand and (iii) the date on which the Adviser no longer acts as the Company’s external manager; provided, that the
Company will have 180 days to make such repayment in the cases of clauses (i) and (ii) and 45 days to make such repayment in the case of clause (iii). During the year ended December 31, 2025, we did not draw from the line of credit. As of December 31, 2025, there was no outstanding balance under the line of credit.
Trademark License Agreement
On August 31, 2016, we entered into a Trademark License Agreement (the “Trademark License Agreement”) with an affiliate of Blackstone, pursuant to which it has granted us a fully paid-up, royalty-free, non-exclusive, non-transferable license to use the names “Blackstone Real
Estate Income Trust, Inc.,” “BREIT” or “Blackstone Operating Partnership L.P.” Under the Trademark License Agreement, we have a right to use these names for so long as the Adviser (or another affiliate of Blackstone that serves as the licensor) serves as the Adviser (or another managing entity) and the Adviser remains an affiliate of the licensor under the Trademark License Agreement. We do not make any payments under the Trademark License Agreement.
Real Estate Debt
As of December 31, 2025, our investments in real estate debt included commercial mortgage-backed securities ("CMBS") with a total fair value of $0.5 billion collateralized by properties owned by Blackstone-advised investment vehicles. Each investment in such CMBS by
Blackstone and its affiliates (including us) represented a minority participation in any individual tranche. We acquired our minority participation interests from third-party investment banks on market terms negotiated by the majority third-party investors. Blackstone and its affiliates (including us) will forgo all non-economic rights (including voting rights) in such CMBS as long as the Blackstone-advised investment vehicles either own the properties collateralizing, or the loans underlying, or have an interest in a different part of the capital structure related to such CMBS. For the year ended December 31, 2025, we recorded income of $69.7 million related to our investments in such CMBS. For the year ended December 31, 2025, we sold $0.1 billion of such CMBS.
As of December 31, 2025, our investments in real estate debt included loans with a total fair value of $0.3 billion to borrowers owned by
Blackstone-advised investment vehicles. Each investment in such loans by Blackstone and its affiliates (including us) represented a minority participation in any individual loan. We acquired our minority interests either from third-party investors in the secondary market or from third-party investment banks on market terms negotiated by the majority third-party investors. Blackstone and its affiliates (including
us) will forgo all non-economic rights (including voting rights) in such loans as long as the Blackstone-advised investment vehicles either own the properties collateralizing or the loans underlying, or have an interest in a different part of the capital structure related to such properties. For the year ended December 31, 2025, we recorded income of $39.0 million related to our investments in such loans.
Real Estate Transactions
During the year ended December 31, 2025, we have acquired 177 net lease properties for a total purchase price of $106.3 million (at our share) through our Reliant Net Lease Platform, a  joint venture with a Blackstone-advised investment vehicle to acquire certain net lease

2026 Proxy Statement | 33

real estate investments. The aggregate value of our equity in such investment was $35.5 million, excluding startup costs, and our ownership percentage in this joint venture is 25%.
During the year ended December 31, 2025, we disposed of 37 properties alongside other Blackstone-advised investment vehicles for a total sale price of approximately $0.9 billion (at our share). These transactions were conducted as either single or joint transactions alongside other Blackstone-advised investment vehicles and the terms for us and the other Blackstone-advised investment vehicles were substantially similar and the prices of each property were negotiated with a third-party buyer. A portion of these dispositions were structured as combined portfolio transactions where we and one or more other Blackstone advised investment vehicles were disposing of like-kind assets to a single buyer.
Indemnification Agreements with Directors and Officers
We have entered into indemnification agreements with each of our directors and officers. We refer to such indemnification agreements as
“Indemnification Agreements” and our directors and officers party thereto as “Indemnitees.” The Indemnification Agreements provide that we will, subject to certain limitations and exceptions, indemnify, to the fullest extent permitted under Maryland law, and advance expenses to, each Indemnitee, in connection with (among other things) the Indemnitee’s capacity as a director, officer, employee or agent of the
Company. This obligation includes, subject to certain terms and conditions, indemnification for any expenses (including reasonable attorneys’ fees), judgments, fines, penalties and settlement amounts actually and reasonably incurred by the Indemnitee in connection with any threatened or pending action, suit or proceeding. In certain instances, we may be required to advance such expenses, in which case, the Indemnitee will be obligated to reimburse us for the amounts advanced if it is later determined that the Indemnitee is not entitled to indemnification for such expenses.
Conflicts of Interest with the Adviser and its Affiliates
We are subject to conflicts of interest arising out of our relationship with Blackstone, including the Adviser and its affiliates. Certain members of our Board of Directors and each of our executive officers are also executives of Blackstone and/or one or more of its affiliates.
There is no guarantee that the policies and procedures adopted by us, the terms of our charter, the terms and conditions of the Advisory
Agreement or the policies and procedures adopted by the Adviser, Blackstone and their affiliates, will enable us to identify, adequately address or mitigate these conflicts of interest. Notwithstanding the foregoing, we expect our directors, officers and the Adviser’s personnel will devote a sufficient amount of time to our business to fulfill their responsibilities to us. Transactions between us and the Adviser or its affiliates will be subject to approval by our Affiliate Transaction Committee.
Some examples of conflicts of interest that may arise by virtue of our relationship with the Adviser and Blackstone include:
■Broad and Wide-Ranging Activities. The Adviser, Blackstone and their affiliates engage in a broad spectrum of activities, including a broad range of activities relating to investments in the real estate industry, and have invested or committed billions of dollars in capital through various investment funds, managed accounts and other vehicles affiliated with Blackstone. In the ordinary course of their business activities, the Adviser, Blackstone and their affiliates may engage in activities where the interests of certain divisions of
Blackstone and its affiliates, including the Adviser, or the interests of their clients may conflict with the interests of our stockholders.
Certain of these divisions and entities affiliated with the Adviser have or may have investment objectives or guidelines similar to our investment guidelines and therefore may compete with us. In particular, Blackstone Real Estate invests in a broad range of real estate and real estate debt investments via numerous different investment funds, managed accounts and other vehicles.
■Blackstone’s Policies and Procedures. Blackstone has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Because Blackstone has many different asset management and advisory businesses, including, but not limited to, a private equity business, a growth equity business, a credit business, a secondary funds business, an infrastructure business, an insurance solutions business, a hedge fund business, a capital markets group, a life sciences business and a real estate business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Blackstone Real Estate Group and the other business units at
Blackstone, Blackstone has implemented certain policies and procedures (e.g., Blackstone’s information wall policy) regarding the sharing of information which have the potential to reduce the positive synergies and collaborations that the Adviser could otherwise expect to utilize for purposes of identifying, pursuing and managing attractive investments. For example, Blackstone will from time to time come into possession of material nonpublic information with respect to companies in which Other Blackstone Accounts may be considering making an investment or companies that are clients of Blackstone. As a consequence, that information, which could be of benefit to us, might become restricted to those other respective businesses and otherwise be unavailable to us. However, certain business units will have access to form documents used by other business units; for example, when providing “seller financing” in connection with a sale, we may utilize form debt or credit agreements utilized or created by Other Blackstone Accounts with a strategy that focuses on debt investments and vice versa. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect our ability to effectively achieve our investment objective by unduly limiting our investment flexibility and/or the flow of otherwise appropriate information between the Adviser and other business units at Blackstone. For example, in some instances, personnel of Blackstone would be unable to assist with our activities as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of Blackstone to share information internally. In addition, due to these restrictions, in some instances, we may not be able to initiate a transaction that we otherwise might have initiated and may not be able to purchase or dispose of all or any portion of an investment that we otherwise might have purchased or sold, which could negatively affect our operations or performance.

34 | Blackstone Real Estate Income Trust

In addition, to the extent that Blackstone is in possession of material non-public information or is otherwise restricted from trading in certain securities, we and the Adviser may also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any investment vehicle advised by Blackstone has or has considered making an investment or which is otherwise a client of Blackstone will from time to time restrict or otherwise limit the ability of us and our affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies.
Blackstone reserves the right to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for us, may require us to share such opportunities or otherwise limit the amount of an opportunity we can otherwise take.
■Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that Blackstone and its affiliates, including the Adviser, will provide investment management and other services to us and to other persons or entities, whether or not the investment objectives or guidelines of any such other person or entity are similar to ours, including, without limitation, the sponsoring, closing and/or managing of Other Blackstone Accounts. In particular, there will be overlap of real estate and real estate debt investment opportunities with certain Other Blackstone Accounts that are actively investing and similar overlap with future Other Blackstone
Accounts. This overlap will from time to time create conflicts of interest. Additionally, in certain circumstances investment opportunities suitable for us will not be presented to us and there will be investment opportunities where our participation is restricted.
With respect to Other Blackstone Accounts with investment objectives or guidelines that overlap with ours, in whole or in part, but that do not have priority over us (including the Private Core+ Accounts), the Adviser generally determines the relative allocation of investment opportunities among such vehicles on fair and reasonable basis in good faith according to the guidelines and factors determined by it.
However, the application of those guidelines and factors has, in limited circumstances, resulted and can be expected to result in us not participating, or not participating to the same or greater extent, in investment opportunities in which it would have otherwise participated, or participated to such greater extent had the related allocations been determined without regard to such guidelines. The Adviser could also determine not to pursue opportunities inside our mandate or, alternatively, could later determine an opportunity is appropriate for us after initially reviewing such opportunity for or on behalf of an Other Blackstone Account. Among the factors that the Adviser (and the particular investment professionals overseeing allocations with respect to us and such Other Blackstone Accounts) considers in making investment allocations among us and Other Blackstone Accounts are the following: (i) any applicable investment objectives, parameters, limitations and other contractual provisions relating to us and such Other Blackstone Accounts, (ii) available capital of us and such Other
Blackstone Accounts, as determined by the Adviser in good faith (which may take into account relative portfolio composition, anticipated co-investment and other considerations in addition to buying power), (iii) legal, tax, accounting, regulatory and other considerations, (iv)
primary and permitted investment strategies, focuses, guidelines, liquidity positions and requirements, and objectives of us and the
Other Blackstone Accounts, including, without limitation, with respect to Other Blackstone Accounts that expect to invest in or alongside other funds or across asset classes based on expected return, (v) sourcing of the investment (including by a particular Blackstone business unit), (vi) the sector and geography/location of the investment (including adjacency to existing assets of us and the Other
Blackstone Accounts), (vii) the specific nature (including size, type, amount, liquidity, holding period, anticipated maturity and minimum investment criteria) of the investment, (viii) expected investment return, (ix) risk profile of the investment, (x) expected leverage on the investment, ability to leverage and underwritten leverage of a loan, (xi) expected cash characteristics (such as cash-on-cash yield, expected distribution rates, anticipated cash flows, expected stability or volatility of cash flows and other features of teh applicable investment opportunity and its impact on portfolio concentration and diversification), (xii) capital expenditure required as part of the investment, (xiii) portfolio diversification/construction concerns (including, but not limited to, (A) allocations necessary for us or Other
Blackstone Accounts to maintain a particular concentration in a certain type of investment (e.g., if an Other Blackstone Account follows a liquid strategy pursuant to which it sells a type of investment more or less frequently than us and we or such Other Blackstone Account needs a non pro rata additional allocation to maintain a particular concentration in that type of investment) and (B) whether a particular fund already has its desired exposure to the investment, sector, industry, geographic region or markets in question), (xiv) relation to existing investments in a fund, if applicable (e.g., “follow on” to existing investment, joint venture or other partner to existing investment, or same security as existing investment), (xv) maintaining structuring and financing flexibility for shared investments (which can result in sharing an investment opportunity equally to the extent each party has sufficient available capital to do so), (xvi) avoiding allocation that could result in de minimis or odd lot investments, or allocating to a single vehicle when investments are smaller in size, (xvii) vehicle sizes and stage of investment operations (e.g., early in a vehicle’s investment operations, the vehicle may receive larger allocations than it otherwise would in connection with launching and ramping up) and (xviii) timing expected to be necessary to execute an investment,
(xvix) how governance will be shared between us and such Other Blackstone Account(s), and (xx) legal, tax, accounting, regulatory and other considerations deemed relevant by the Adviser and its affiliates (including, without limitation, maintaining our qualification as a
REIT and our status as a non-investment company exempt from the Investment Company Act of 1940, as amended) in good faith.
Currently, Private Core+ Accounts invest in “Core+” real estate and real estate-related assets in the United States and Canada (which are generally substantially stabilized assets generating relatively stable cash flow), with a focus on office, multifamily, industrial, retail and life sciences assets in major cities and markets across the United States and Canada. To the extent an investment is determined by
Blackstone to satisfy the investment objectives of us and the Private Core+ Accounts, such investment will be generally allocated in accordance with Blackstone’s prevailing policies and procedures described above. Certain Other Blackstone Accounts also invest in real estate debt with investment objectives or guidelines that overlap with ours but do not have priority over us. To the extent an investment is determined by Blackstone to satisfy the investment objectives of us and such Other Blackstone Accounts, such investment will be allocated in accordance with Blackstone’s prevailing policies and procedures described above.
Furthermore, the Select Opportunistic Blackstone Accounts invest in “opportunistic” real estate and real estate-related assets globally
(which often are undermanaged assets and with higher potential for equity appreciation) and have priority over us with respect to such investment opportunities and select investments (e.g., certain private real estate loans, stabilized data center investments and European and infrastructure investments) will be first offered to certain Other Blackstone Accounts (which we generally expect to have investment strategies distinct from ours but can overlap to some extent). Other Blackstone Accounts having priority over us will result in fewer investment opportunities being made available to us.

2026 Proxy Statement | 35

The Adviser and its affiliates calculate available capital, weigh the factors described above (which will not be weighted equally) and make other investment allocation decisions in accordance with their prevailing policies and procedures in their sole discretion, taking into account a variety of considerations, which may include, without limitation, net asset value, any actual or anticipated allocations, expected future fundraising and uses of capital, expected investor and other third-party co-investment allocation (i.e., when additional capital is raised alongside a private fund for a single investment) of Other Blackstone Accounts, applicable investment guidelines, excuse rights and investor preferences, any or all reserves, vehicle sizes and stage of investment operations (e.g., early in a vehicle’s investment operations, the vehicle may receive larger allocations than it otherwise would in connection with launching and ramping up), targeted amounts of securities as determined by the Adviser and its affiliates, geographic limitations and actual or anticipated capital needs or other factors determined by the Adviser and its affiliates. Preliminary investment allocation decisions will generally be made on or prior to the time we and such Other Blackstone Accounts commit to make the investment (which in many cases is when the purchase agreement
(or equivalent) in respect of such investment opportunity is signed), and are expected to be updated from time to time prior to the time of consummation of the investment (including after deposits are made thereon) due to changes in the factors that Blackstone considers in making investment allocations among us and Other Blackstone Accounts, including, for example, due to changes in available capital
(including as a result of investor subscriptions or withdrawals, deployment of capital for other investments or a reassessment of reserves), changes in portfolio composition or changes in actual or expected investor or third-party co-investment allocation, in each case between the time of committing to make the investment and the actual funding of the investment. Such adjustments in investment allocations could be material, could result in a reduced or increased allocation being made available to us and there can be no assurance that we will not be adversely affected thereby. The manner in which our available capital is determined may differ from, or subsequently change with respect to, Other Blackstone Accounts. The amounts and forms of leverage utilized for investments will also be determined by the Adviser and its affiliates in their sole discretion. Any differences or adjustments with respect to the manner in which available capital is determined with respect to us or Other Blackstone Accounts may adversely impact our allocation of particular investment opportunities. There is no assurance that any conflicts arising out of the foregoing will be resolved in our favor. Blackstone is entitled to amend its policies and procedures at any time without prior notice or our consent.
The Adviser and its affiliates make good faith determinations for allocation decisions based on expectations that will, in certain circumstances, prove inaccurate and such determinations require it to make subjective judgements regarding application of the guidelines and arrangements described herein. Information unavailable to the Adviser, or circumstances not foreseen by the Adviser at the time of allocation, may cause an investment opportunity to yield a different return than expected. For example, an investment opportunity that the Adviser and its affiliates determine to be consistent with the return objective of Other Blackstone Accounts rather than us may not match the expectations and underwriting of the Adviser and its affiliates and generate an actual return that would have been appropriate for us. Conversely, an investment that the Adviser and its affiliates expect to be consistent with our return objectives will, in certain circumstances, fail to achieve them. Furthermore, in certain circumstances where we are participating alongside one or more Other Blackstone Accounts in an investment opportunity, the Adviser is expected to be required to make preliminary investment allocation decisions at the time of the signing of the related purchase agreement (or equivalent) and/or funding of the deposit in respect thereof. Subject to our governing documents, the Adviser could change the applicable investment allocations as between us and such
Other Blackstone Accounts between the funding of such deposit or signing of such agreement, on the one hand, and the closing of such investment opportunity, on the other hand, based on a number of factors, including (i) available capital (taking into account changes in capital commitment subscriptions, redemptions, transfers, deployment of capital, reserves for future investments among other factors),
(ii) changes in concentration limits in respect of sector, industry, geographic region or markets in question or (iii) other reasons, in each case as determined by the Adviser in its good faith reasonable sole discretion, in which our and such Other Blackstone Accounts’
respective obligations in respect of any applicable deposit and transaction costs and expenses (including broken deal fees and expenses) are expected to change correspondingly and we and the Other Blackstone Accounts are expected to reimburse each other for any over- or under-funding in respect thereof.
In addition and subject to our governing documents, the Adviser could determine at any point prior to the closing of an investment opportunity that any such investment opportunity that was initially allocated to us based on information available to us at the time the allocation decision is made should subsequently be reallocated in whole or in part to one or more Other Blackstone Accounts (and vice versa) based on subsequent information received by the Adviser in respect of such investment opportunity (e.g., an investment opportunity that the Adviser initially determines to be consistent with our return objectives could subsequently be determined to be consistent with the return objectives of one or more Other Blackstone Accounts). In such circumstances, the Adviser could determine to reallocate all or any portion of any such investment opportunity from us to such Other Blackstone Account (or vice versa) (such fund,
(including us) from which an investment opportunity is being reallocated, a “Reallocating Account”), including in circumstances where such Reallocating Account has entered into an exclusivity arrangement or other binding agreement with one or more third parties (any such reallocated investment opportunity, a “Reallocated Investment”). In such cases, if the non-Reallocating Account agrees to pursue the investment, then it will reimburse the Reallocating Account such amount of any deferred acquisition costs (including non-refundable or refundable deposits, breakage fees, due diligence costs and other fees and expenses) as allocated to it by Blackstone, as Blackstone deems appropriate, in its sole discretion, incurred by the Reallocating Account relating to such Reallocated Investment, which may be so reallocated prior to closing and if the non-Reallocating Account chooses not to make the Reallocated Investment, then any such deferred acquisition costs incurred by the Reallocating Account will be borne by such Reallocating Account, provided that the non-Reallocating
Fund will be responsible for any additional due diligence or acquisition costs incurred in the process of evaluating the investment for its own account. To the extent a non-Reallocating Account causes additional due diligence costs to be incurred for a Reallocating
Investment it ultimately declines to pursue, such non-Reallocating Account(s) will reimburse such incurred costs, as deemed appropriate by Blackstone in its sole discretion. There is no assurance that any conflicts arising out of the foregoing will be resolved in our favor.
Blackstone is entitled to amend its policies and procedures at any time without prior notice or our consent.
While the Adviser will seek to manage potential conflicts of interest in a fair and reasonable manner (subject to any priorities of Other
Blackstone Accounts) as required pursuant to our charter and the Advisory Agreement, the portfolio strategies employed by the Adviser,
Blackstone or their affiliates in managing the Other Blackstone Accounts could conflict with the strategies employed by the Adviser in managing our business and may adversely affect the marketability, exit strategy, prices and availability of the properties, securities and

36 | Blackstone Real Estate Income Trust

instruments in which we invest. The Adviser, Blackstone or their affiliates may also give advice to the Other Blackstone Accounts that may differ from advice given to us even though their investment objectives or guidelines may be the same as or similar to ours.
■Corporate Opportunities. Our Board of Directors has adopted a resolution that renounces our interest or expectancy in, or in being offered an opportunity to participate in, business opportunities, and provides that none of Blackstone or its affiliates, our directors or any person our directors control must refrain from competing with us or present to us such business opportunities. Under this resolution
Blackstone and its affiliates and our directors or any person our directors control would not be obligated to present to us opportunities unless those opportunities are expressly offered to such person in his or her capacity as a director or officer and intended exclusively for us or any of our subsidiaries, and those persons will be able to engage in competing activities without any restriction imposed as a result of Blackstone’s or its affiliates’ status as a stockholder or Blackstone’s affiliates’ status as our officers or directors.
■Investments in Different Levels or Classes of an Issuer’s Securities. We co-invest with Other Blackstone Accounts in investments that are suitable for both us and such Other Blackstone Accounts. We may hold an interest in a portfolio entity or other investment that is different (including with respect to relative seniority) than the interests held by Other Blackstone Accounts (and in certain circumstances, the Adviser will be unaware of an Other Blackstone Account’s participation or the size of the Other Blackstone Account’s investments, as a result of information walls or otherwise). Generally, there are no limitations with respect to such investments (including with respect to terms, price, quantity, frequency, percentage interest therein or otherwise), subject to our governing documents. In these situations, conflicts of interest will arise as Blackstone will receive fees and other benefits, directly or indirectly, from, or otherwise have interests in, both parties to the transaction, including different financial incentives Blackstone may have with respect to the parties to the transaction.
In order to mitigate any such conflicts of interest, in certain circumstances we will likely recuse ourselves from participating in any decisions relating or with respect to such investment by us or the applicable investments by the Other Blackstone Accounts, or by establishing groups separated by information barriers (which can be expected to be temporary and limited purpose in nature) within
Blackstone to act on behalf of each of the clients. Despite these, and any of the other actions described below that the Adviser may take to mitigate the conflict, Blackstone will, in certain circumstances, be required to take action when it will have conflicting loyalties between its duties to us and such Other Blackstone Accounts, or Blackstone, which will, in certain circumstances, adversely impact us. In that regard, actions may be taken for the Other Blackstone Accounts that are adverse to us (and vice versa). If the Other Blackstone Account maintains voting rights with respect to the securities it holds, or if we do not recuse ourselves, Blackstone may be required to take action where it will have conflicting loyalties between its duties to us and such Other Blackstone Account, which may adversely impact us. If we recuse ourselves from decision-making, we will generally rely upon a third party to make the decisions, and the third party could have conflicts or otherwise make decisions that Blackstone would not have made. These transactions also involve conflicts of interest, as
Blackstone will receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Blackstone may have with respect to the parties to the transaction. The stockholders will in no way receive any benefit from fees paid to the Adviser or its affiliates from a portfolio entity in which any Other Blackstone Account or
Blackstone also has an interest (including, for greater certainty, any fees the Adviser or its affiliates received as a result of the provision of services by such affiliates). In addition, under certain circumstances, we may be prohibited (or refrain) from decision-making or exercising other rights it would otherwise have with respect to a portfolio entity, as a result of our affiliation or other relationship with
Other Blackstone Accounts or Blackstone that own different interests in such portfolio entity. While the Adviser will seek, where applicable, to have a third party exercise rights on behalf of us for purposes of exercising voting rights and/or managing any conflicts of interest related to such investments (which may include third-party co-investors or independent representatives), in certain instances such investments may be made without any such third-party participation (for example, because we own or acquire the entirety of the relevant instrument or tranche) or with minority third-party participation, and in such circumstances the absence or size of any such third party could adversely affect us or our interest in the portfolio entity (or the applicable Other Blackstone Account(s)) or its ability to effectively mitigate such conflicts of interest.
■Minority Investments of Other Blackstone Accounts. Certain Other Blackstone Accounts may also make minority investments in third-party investment managers or their investment vehicles with which we may engage in various transactions from time to time, including purchases or sales of assets or borrowing or lending transactions. Although these third-party investees may not be deemed to be affiliates of Blackstone due to the limited voting rights or other terms of the investments made by such Other Blackstone Accounts, such Other Blackstone Accounts would have an indirect economic interest in any transactions between us and such third-party investees. Our stockholders will not share in any of the economic interest of such Other Blackstone Accounts in such transactions. There can be no assurance that any conflict will be resolved in our favor and Blackstone may be required to take action where it will have conflicting loyalties between its duties to us and to Other Blackstone Accounts, which may adversely impact us.
■Pursuit of Differing Strategies. At times, the investment professionals employed by the Adviser or its affiliates and other investment vehicles affiliated with the Adviser and/or Blackstone may determine that an investment opportunity may be appropriate for only some of the Other Blackstone Accounts for which he or she exercises investment responsibility, or may decide that certain of Other Blackstone
Accounts should take differing positions with respect to a particular security. In these cases, the investment professionals may place separate transactions for one or more Other Blackstone Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more Other Blackstone Accounts. For example, an investment professional may determine that it would be in the interest of Other Blackstone Accounts to sell a security that we hold long, potentially resulting in a decrease in the market value of the security held by us.
■Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to the Adviser or its affiliates differ among the Other Blackstone Accounts that they manage. If the amount or structure of the management fee, the
Special Limited Partner’s performance participation interest and/or the Adviser’s or its affiliates’ compensation differs among Other
Blackstone Accounts (such as where certain funds or accounts pay higher base management fees, incentive fees, performance-based management fees or other fees), the Adviser might be motivated to help certain Other Blackstone Accounts over others. Similarly, the desire to maintain assets under management or to enhance the Adviser’s performance record or to derive other rewards, financial or otherwise, could influence the Adviser or its affiliates in affording preferential treatment to those Other Blackstone Accounts that could most significantly benefit the Adviser or its affiliates. The Adviser may, for example, have an incentive to allocate favorable or limited

2026 Proxy Statement | 37

opportunity investments or structure the timing of investments to favor such Other Blackstone Accounts. Additionally, the Adviser or its
affiliates might be motivated to favor Other Blackstone Accounts in which it has an ownership interest or in which Blackstone and/or its affiliates have ownership interests. Conversely, if an investment professional at the Adviser or its affiliates does not personally hold an investment in us but holds investments in Other Blackstone Accounts, such investment professional’s conflicts of interest with respect to us may be more acute.
■Underwriting, Advisory and Other Relationships. As part of its regular business, Blackstone provides a broad range of underwriting, investment banking, placement agent services and other services and may come into possession of information that limits its ability to engage in potential transactions. Our activities may be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone not serving as employees of the Adviser or its affiliates may be prohibited by law or contract from sharing information with members of Blackstone Real Estate. We may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone may have or transactions or investments that Blackstone may make or has made. Additionally, there may be circumstances in which one or more individuals associated with Blackstone will be precluded from providing services to the Adviser because of certain confidential information available to those individuals or to other parts of Blackstone. Further, in connection with selling investments by way of a public offering, a Blackstone broker-dealer has acted and may in the future act as the managing underwriter or a member of the underwriting syndicate on a firm commitment basis and has purchased and may in the future purchase securities on that basis. Blackstone may retain any commissions, remuneration, or other profits and receive compensation from such underwriting activities, which have the potential to create conflicts of interest. Blackstone may also participate in underwriting syndicates from time to time with respect to us or portfolio companies of Other Blackstone Accounts, or may otherwise be involved in the private placement of debt or equity securities issued by us or such portfolio companies, or otherwise in arranging financings with respect thereto or advising on such transactions. Subject to applicable law, Blackstone may receive underwriting fees, placement commissions, or other compensation with respect to such activities, which will not be shared with us or our stockholders. Where Blackstone serves as underwriter with respect to the securities of a portfolio, we or the applicable Other Blackstone
Account holding such securities may be subject to a “lock-up” period following the offering under applicable regulations during which time our ability to sell any securities that we continue to hold is restricted. This may prejudice our ability to dispose of such securities at an opportune time.
In the regular course of its investment banking business, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to assets that are suitable for investment by us. In such case, Blackstone’s client would typically require Blackstone to act exclusively on its behalf, thereby precluding us from acquiring such assets. Blackstone is under no obligation to decline any such engagement to make the investment opportunity available to us.
Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on our behalf, the Adviser may consider those relationships (subject to its obligations under our charter and the Advisory Agreement), which may result in certain transactions that the Adviser will not undertake on our behalf in view of such relationships.
■Service Providers. Certain of our service providers (including lenders, brokers, attorneys, loan servicing and administration providers, investment banking firms and property managers) may be sources of investment opportunities, counterparties therein or advisors with respect thereto. This may influence the Adviser in deciding whether to select such a service provider. In addition, in instances where multiple  Blackstone businesses may be exploring a potential individual investment, certain of these service providers may choose to be engaged by other Blackstone affiliates rather than us.
■Material, Nonpublic Information. We, directly or through Blackstone, the Adviser or certain of their respective affiliates may come into possession of material nonpublic information with respect to an issuer or borrower in which we have invested or may invest. Should this occur, the Adviser may be restricted from buying or selling securities, derivatives or loans of the issuer or borrower on our behalf until such time as the information becomes public or is no longer deemed material. Disclosure of such information to the personnel responsible for management of our business may be on a need-to-know basis only, and we may not be free to act upon any such information. Therefore, we and/or the Adviser may not have access to material nonpublic information in the possession of Blackstone which might be relevant to an investment decision to be made by the Adviser on our behalf, and the Adviser may initiate a transaction or purchase or sell an investment that, if such information had been known to it, may not have been undertaken. Due to these restrictions, in some instances, the Adviser may not be able to initiate a transaction on our behalf that it otherwise might have initiated and may not be able to purchase or sell an investment that it otherwise might have purchased or sold, which could negatively affect our operations.
■Possible Future Activities. The Adviser and its affiliates may expand the range of services that they provide over time. Except as and to the extent expressly provided in the Advisory Agreement, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser, Blackstone and their affiliates continue to develop relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by us. These clients may themselves represent appropriate investment opportunities for us or may compete with us for investment opportunities.
■Transactions with Other Blackstone Accounts and Other Affiliates. From time to time, we may enter into purchase and sale transactions and joint ventures with Other Blackstone Accounts. Such transactions will be conducted in accordance with, and subject to, our charter (including the requirement that such transaction be approved by a majority of our independent directors as being fair and reasonable to us), the terms and conditions of the Advisory Agreement, and our Code of Business Conduct and Ethics and applicable laws and regulations. These requirements will also apply to transactions with Blackstone, any of our directors or any affiliates thereof.
■Other Affiliate Transactions. In connection with investments in which we participate alongside Other Blackstone Accounts, we may from time to time share certain rights with such Other Blackstone Accounts relating to such investments for legal, tax, regulatory or other

38 | Blackstone Real Estate Income Trust

similar reasons, including, in certain instances, certain control-related rights with respect to jointly held investments. When making any decisions related to such investments, there may be conflicting interests. There can be no assurance that the return on our investment will be equivalent to or better than the returns obtained by Blackstone or its other affiliates. Further conflicts could arise once we and
Blackstone or its affiliates have made our respective investments. For example, if we enter into a joint venture with an Other Blackstone
Account, our interests and the interests of such Other Blackstone Account may conflict, for example when one joint venture partner seeks to sell the property in the joint venture but the other joint venture partner does not. In such situations, the ability of the Adviser to recommend actions in our best interests might be impaired.
■Broken Deal Expenses. Any expenses incurred by us for actual investments as described herein may also be incurred by us with respect to broken deals (i.e., proposed investments or dispositions that are not consummated). While the Adviser expects to generally allocate broken deal expenses pro rata among us and/or Other Blackstone Accounts that were expected to participate in the transaction, unless otherwise required by law, regulation or contract, the Adviser is not required to and in most circumstances will not seek reimbursement of broken deal expenses (i.e., expenses incurred in pursuit of an investment or disposition that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors (including standing co investment vehicles established to participate in co-investment opportunities alongside us on a regular or periodic basis and or as part of an overall co-
investment program or arrangement (“Standing Co-Investment Vehicles”)). Moreover, expenses related to the organization of co-
investment vehicles formed to invest in a transaction that was ultimately not consummated are expected to be borne by us, and not the proposed co-investors thereof. Examples of such broken deal expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, meal, travel and entertainment expenses incurred, deposits or down payments which are forfeited in connection with unconsummated transactions, costs of negotiating co-investment documentation
(including non-disclosure agreements with counterparties), costs from onboarding (i.e., KYC) investment entities with a financial institution, commitment fees that become payable in connection with a proposed investment, and legal, tax, accounting and consulting fees and expenses (including all expenses incurred in connection with any tax audit, investigation settlement or review of us, and any expenses of our partnership representative or its designated individual), printing and publishing expenses, and other due diligence and pursuit costs and expenses (including, for the avoidance of doubt, any Consultant expenses and including, in certain instances, broken deal expenses associated with services provided by portfolio entities, as detailed below). Any such broken deal expenses could, in the sole discretion of the Adviser, be allocated solely to us and not to Other Blackstone Accounts or co-investment vehicles (including
Standing Co-Investment Vehicles) that could have made the investment even when such Other Blackstone Account or co-investment vehicle commonly invests alongside us in our investments or Blackstone or Other Blackstone Accounts in their investments (including such Standing Co-Investment Vehicles). In such cases, our share of expenses would increase. Until a potential investment of ours, including shared investments with Other Blackstone Accounts, is formally allocated to potential co-investors (it being understood that final allocation decisions are typically made shortly prior to closing an investment), we and certain Other Blackstone Accounts, if applicable, are expected to bear the broken deal expenses for such investment, (even if it was anticipated that such potential investment might be formally allocated to potential co-investors instead of us and certain Other Blackstone Accounts, if applicable), which can result in substantial amounts of broken deal expenses being borne by us. In the event broken deal expenses are allocated to an Other
Blackstone Account or a co-investment vehicle, the Adviser or Partnership will, in certain circumstances, advance such fees and expenses without charging interest until paid by the Other Blackstone Account or co-investment vehicle, as applicable. In addition, certain portfolio entities will provide transaction support and other services (including identifying potential investments) to us, Other
Blackstone Accounts and their respective portfolio entities in respect of certain investments that are not ultimately consummated. The
Adviser will endeavor in good faith to allocate such broken deal-related costs to us and such Other Blackstone Accounts as it deems appropriate under the particular circumstances, including in certain instances the allocation of certain expenses pro rata among the vehicles that were expected to participate in an investment that was not consummated. Any methodology used to determine the allocation of such broken deal expenses to us and any Other Blackstone Accounts or co-investment vehicles (including the choice thereof) involves inherent conflicts and will not result in perfect attribution and allocation of such costs, and there can be no assurance that a different manner of allocation would result in us and our portfolio entities bearing less, more or the same amount of such costs.
Further, any of the foregoing costs, although allocated in a particular period, could be allocated based on activities occurring outside such period. The allocation of any of the foregoing costs can be expected to be based on any of a number of different methodologies, including, without limitation, the aggregate value or number of, or invested capital in, transactions consummated in the applicable prior quarter, and therefore we could, to the extent permitted by applicable law and our organizational documents, pay more than our pro rata portion of such cost based on our actual usage of such services.
■Determination of Net Asset Value and Compensation to Affiliates. Certain of the compensation we pay to the Adviser and its affiliates is based on our NAV, which is calculated by State Street Bank and Trust Company, based on valuations provided by the
Adviser. In particular, the Adviser receives a management fee based on our NAV; distributions to be received by the Special Limited
Partner with respect to its performance participation interest in the Operating Partnership are based in part upon the Operating
Partnership’s net assets (which is a component of our NAV); underwriting compensation for this offering to be paid to our Dealer
Manager, of which all or a portion is reallowed to participating broker dealers, is based on our NAV. The calculation of our NAV includes certain subjective judgments with respect to estimating, for example, the value of our portfolio and our accrued expenses, net portfolio income and liabilities, and therefore, our NAV may not correspond to realizable value upon a sale of those assets. The Adviser and its affiliates, including the Special Limited Partner, may benefit by us retaining ownership of our assets at times when our stockholders may be better served by the sale or disposition of our assets in order to avoid a reduction in our NAV. If our NAV is calculated in a way that is not reflective of our actual NAV, then the purchase price of shares of our common stock or the price paid for the repurchase of a stockholder's shares of common stock on a given date may not accurately reflect the value of our portfolio, and such stockholder's shares may be worth less than the purchase price or more than the repurchase price. The valuation of our investments will affect the amount and timing of the management fee paid to the Adviser and the Special Limited Partner’s performance participation interest. As a result, there may be circumstances where the Adviser is incentivized to determine valuations that are higher than the actual fair value of our investments.

2026 Proxy Statement | 39

■DST Program. The Adviser is affiliated with the DST Dealer Manager and the DST Manager. These relationships create conflicts of interest with respect to decisions regarding whether to place properties into the DST Program. The Adviser, DST Dealer Manager and the DST Manager will receive fees and expense reimbursements in connection with their roles in the DST Program (certain of which costs are expected to be substantially paid by the private investors in the DST program).
Further conflicts could arise once we and Blackstone or its affiliates have made our respective investments. For example, if we enter into a joint venture with an Other Blackstone Account, our interests and the interests of such Other Blackstone Account may conflict, for example when one joint venture partner seeks to sell the property in the joint venture but the other joint venture partner does not. In such situations, the ability of the Adviser to recommend actions in our best interests might be impaired.
Related Party Transaction Policies
Our Board of Directors recognizes the fact that transactions with related persons may present risks of conflicts or the appearance of conflicts of interest. Our Board of Directors has adopted a written policy on transactions with related persons. Under the policy, a committee of our Board of Directors composed solely of independent directors who are disinterested or the disinterested members of our Board of
Directors must review and approve any “related person transaction” (defined as any transaction that would be required to be disclosed by us under Item 404(a) of Regulation S-K in which we were or are to be a participant, other than an employment relationship or transaction involving an executive officer and any related compensation, and the amount involved exceeds $120,000 and in which any “related person” (as defined as in paragraph (a) of Item 404 of Regulation S-K) had or will have a direct or indirect material interest) and all material facts with respect thereto. No related person transaction will be executed without the approval or ratification of a committee of our Board of
Directors composed solely of independent directors who are disinterested or by the disinterested members of our Board of Directors. The
Affiliate Transaction Committee fulfills the obligations under this policy.
In reviewing a related person transaction or proposed related person transaction, the Affiliate Transaction Committee or disinterested directors, as applicable, shall consider all relevant facts and circumstances, including without limitation:
■the nature of the related person’s interest in the transaction;
■the material terms of the transaction;
■the importance of the transaction both to the Company and the related person;
■whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of the Company;
■whether the value and the terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by the Company with non-related persons, if any; and
■any other matters that management or the Affiliate Transaction Committee or disinterested directors, as applicable, deem appropriate.
In addition, the policy provides that the Affiliate Transaction Committee, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, considers whether such transaction would compromise the director or director nominee’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under our charter and our Corporate
Governance Guidelines and our Code of Business Conduct and Ethics.

40 | Blackstone Real Estate Income Trust

Report of the Affiliate Transaction Committee
The Affiliate Transaction Committee has examined the fairness of the transactions described above, and has determined that all such transactions are fair and reasonable to us. The Affiliate Transaction Committee has reviewed our policies described above, in our 2025
Annual Report on Form 10-K (the “Annual Report”) and our registration statement related to our ongoing public offering, as well as other policies previously reviewed and approved by our Board of Directors, and determined that they are in the best interests of our stockholders because it believes such policies are consistent with achieving our investment objectives while appropriately addressing conflicts of interest that may arise.
The Affiliate Transaction Committee of the Board of Directors:
Richard I. Gilchrist (Chairperson)
Raymond J. Beier
Susan Carras
Field Griffith
Edward Lewis

2026 Proxy Statement | 41

Proposal 2 — Ratification of Appointment of Independent
Registered Public Accounting Firm
The Audit Committee has appointed the firm of Deloitte as our independent registered public accounting firm for the year ending December
31, 2026 and has directed that the appointment of such independent registered public accounting firm be submitted for ratification by our stockholders at the Annual Meeting. Deloitte also serves as the independent registered public accounting firm of Blackstone.
We have been advised by Deloitte that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.
We expect that representatives of Deloitte will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of Deloitte is not ratified, our Board of Directors will reconsider the appointment.
Stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm is not required by our charter or otherwise. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest.
Audit and Non-Audit Fees
Aggregate fees that we were billed for the fiscal years ended December 31, 2025 and 2024 by our independent registered public accounting firm, Deloitte, were as follows:

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024
Audit fees (a)	$9,203,346	$7,703,703
Audit-related fees (b)	105,000	10,000
Tax fees (c)	1,268,707	1,147,128
All other fees	—	—
Total	$10,577,053	$8,860,831

(a)Audit fees include amounts billed to us related to annual financial statement audit work, acquisition audit work, quarterly financial statement reviews and review of registration statements.
(b)Audit-related fees include amounts billed to us for assurance and related services that traditionally are performed by our independent registered public accounting firm and are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisition, attestation services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.
(c)Tax fees include amounts billed to us for professional services performed by professional staff in our independent registered public accounting firm’s tax division, except those services related to the audit of our financial statements. These include fees for tax due diligence, tax compliance, tax planning and advice, including with respect to federal, state and local tax issues. Services may also include assistance with tax audits and appeals before the U.S. Internal Revenue Service and similar state and local taxing authorities, as well as with respect to federal, state and local tax issues related to REIT due diligence of property acquisitions.
The Audit Committee of our Board of Directors was advised that there were no services provided by Deloitte that were unrelated to the audit of the annual fiscal year-end financial statements and the review of interim financial statements that could impair Deloitte from maintaining its independence as our independent auditor and concluded that it was independent.

42 | Blackstone Real Estate Income Trust

Audit Committee Pre-Approval Policies and Procedures
In accordance with our Audit Committee pre-approval policy, all audit and non-audit services performed for us by our independent registered public accounting firm were pre-approved by the Audit Committee of our Board of Directors, which concluded that the provision of such services by Deloitte was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
Unless a type of service to be provided by the independent registered public accounting firm has received “general” pre-approval, it will require “specific” pre-approval by the Audit Committee. Additionally, any proposed services exceeding “general” pre-approved cost levels will require specific pre-approval by the Audit Committee. The term of any general pre-approval will apply until the next pre-approval made by the Audit Committee. The Audit Committee will review, and may revise, the general pre-approval policy and the services that may be provided by the independent registered public accounting firm from time to time. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.
All requests or applications for services to be provided by the independent registered public accounting firm that do not require specific pre-
approval by the Audit Committee will be submitted to management and must include a detailed description of the services to be rendered.
Management will determine whether such services are included within the list of services that have received the general pre-approval of the
Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent registered public accounting firm.
Requests or applications for services that require specific separate approval by the Audit Committee are required to be submitted to the
Audit Committee by both the independent registered public accounting firm and the Chief Financial Officer. The Chairperson of the Audit
Committee has been delegated the authority to specifically pre-approve all services not covered by the general pre-approval guidelines, up to a certain amount. All amounts specifically pre-approved by the Chairperson of the Audit Committee in accordance with the pre-approval policy are to be disclosed to the Audit Committee at the next regularly scheduled meeting.
VOTING RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026

2026 Proxy Statement | 43

General Information About the Annual Meeting and Voting
This Proxy Statement is being furnished by and on behalf of the
Board of Directors of Blackstone Real Estate Income Trust, Inc., a
Maryland corporation, in connection with the solicitation of proxies to be voted at the Annual Meeting. We are furnishing the proxy materials for the annual meeting electronically using the Internet through the mailing to our stockholders of a Notice of Internet
Availability of Proxy Materials, or the Notice and Access Card.
This Proxy Statement, proxy card and our 2025 annual report to stockholders will be distributed or made available to stockholders of record on or about March 27, 2026.
In this section of the Proxy Statement, we answer some common questions regarding the Annual Meeting and the voting of shares at the meeting.
When will the Annual Meeting be held?
The Annual Meeting will be held as a “virtual meeting” via live webcast on June 25, 2026 at 8:30 a.m., Eastern Time.
How do I attend and vote my shares at
the virtual Annual Meeting?
This year’s Annual Meeting will be a completely “virtual” meeting of stockholders. You may attend the Annual Meeting live via the
Internet at www.virtualshareholdermeeting.com/BREIT2026. If
you virtually attend the Annual Meeting, you can vote your shares electronically and submit your questions during the Annual
Meeting by visiting www.virtualshareholdermeeting.com/
BREIT2026. A summary of the information you need to attend the
Annual Meeting and vote via the Internet is provided below:
■instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are
posted at www.virtualshareholdermeeting.com/BREIT2026;
■assistance with questions regarding how to attend and
participate via the Internet will be provided at
www.virtualshareholdermeeting.com/BREIT2026 on the day
of the Annual Meeting;
■stockholders may vote and submit questions while attending
the Annual Meeting via the Internet; and
■you will need your 16-digit control number that is included in your Notice and Access Card or the instructions that
accompanied your proxy materials in order to enter the Annual
Meeting and to vote during the Annual Meeting.
Will I be able to participate in the online
Annual Meeting on the same basis I
would be able to participate in a live
Annual Meeting?
The Annual Meeting will be held in a virtual meeting format only and will be conducted via live audio webcast. The online meeting format for the Annual Meeting will enable full and equal
participation by all our stockholders from any place in the world at little to no cost.
We designed the format of the online Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be
afforded similar rights and opportunities to participate as they would have at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:
■providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits; and
■answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.
Why did I receive a notice in the mail
regarding the Internet availability of
proxy materials instead of a paper copy
of proxy materials?
The SEC has approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this Proxy Statement and our annual report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice and Access Card, which will be mailed to our stockholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet. The Notice and Access Card also instructs you as to how you may authorize your proxy via the Internet or by telephone.
If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access Card.
Can I vote my shares by filling out and
returning the Notice and Access Card?
No. The Notice and Access Card identifies the items to be voted on at the annual meeting, but you cannot vote by marking the Notice and Access Card and returning it. The Notice and Access Card provides instructions on how to authorize your proxy via the Internet or by telephone or vote in person at the annual meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card.
What am I voting on?
There are two proposals scheduled to be considered and voted on at the Annual Meeting:
■Proposal 1: Election of nine director nominees listed herein;
and
■Proposal 2: Ratification of the appointment of Deloitte as our independent registered public accounting firm for the year
ending December 31, 2026.
What is the required vote for approval of
each proposal?
Proposal 1: Election of nine director nominees listed herein. The affirmative vote of a majority of the shares entitled to vote that are present online or by proxy at the Annual Meeting is required for

44 | Blackstone Real Estate Income Trust

the election of each nominee for director. Abstentions and broker non-votes will have the effect of a vote against the nominees. A
“broker non-vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.
Proposal 2: Ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending
December 31, 2026. A majority of the votes cast at the Annual
Meeting online or by proxy is required to approve the auditor ratification proposal. Abstentions, if any, will not affect the outcome of this proposal. Your shares may be voted on for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions.
How does the Board of Directors
recommend that I vote?
Our Board of Directors recommends that you vote your shares as follows:
■FOR the election of each of the nine director nominees listed herein; and
■FOR the ratification of the appointment of Deloitte as our
independent registered public accounting firm for the year
ending December 31, 2026.
Who can vote?
Holders of record of our shares of common stock as of the open of business on the Record Date will be entitled to vote at the Annual
Meeting. As of the Record Date, there were 243,436 Class T-2 shares, 34,885,621 Class S-2 shares, 5,523,667 Class D-2
shares, 1,177,169,091 Class S shares, 2,146,402,577 Class I
shares, 31,392,969 Class T shares, 97,099,629 Class D shares,
38,353,824 Class C shares and 4,333,240 Class L shares of
common stock issued and outstanding for a total of 3,535,404,054 shares of our common stock issued and outstanding. You are
entitled to one vote for each share you held as of the Record
Date.
How do I vote if I am a registered
stockholder?
If you are a registered stockholder (that is, if your shares are registered on our records in your name and not in the name of your broker or nominee), you may authorize a proxy to vote your shares in any of the following ways described below:
■via the Internet by going to www.proxyvote.com/BREIT and
following the on-screen directions. Please have your Notice
and Access Card in hand when accessing the website, as it
contains a 16-digit control number required to record your
voting instructions via the Internet;
■by phone by calling (800) 690-6903, and following the recorded instructions, or by dialing (833) 215-7319 and speaking to a live agent. You will need the 16-digit control number included on your Notice and Access Card or your proxy card in order to record your voting instructions by telephone; or
■by mail by marking, signing, dating and returning the proxy card if you requested a paper copy of our proxy materials.
If you authorize a proxy by telephone or Internet, you do not need to mail your proxy card. See the Notice and Access Card for more instructions on how to vote your shares.
If you elect to participate in the Annual Meeting via live webcast, as described above under “When will the Annual Meeting be
held?,” you can vote online during the Annual Meeting prior to the closing of the polls, and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded.
All proxies that are properly executed and received by our
Secretary prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting. Even if you plan to participate in the
Annual Meeting, we urge you to submit a proxy by telephone or via the Internet to assure the representation of your shares at the
Annual Meeting.
How do I vote if I hold my shares in a
custodial account?
If your shares of our common stock are held in a custodial
account by your broker or other nominee, only your broker or other nominee can vote your shares of our common stock at the
Annual Meeting and your vote cannot be cast unless you provide instructions to your broker or other nominee on how to vote or obtain a legal proxy from your broker or other nominee, submit it in advance to our proxy solicitor, and vote at the virtual meeting.
You should follow the directions provided by your broker or other nominee regarding how to instruct your broker or other nominee to vote your shares of our common stock.
How can I authorize a proxy to vote over
the Internet or by telephone?
To authorize a proxy to vote electronically via the Internet, go to
www.proxyvote.com/BREIT and follow the instructions. Please
have your Notice and Access Card in hand when accessing the
website, as it contains a 16-digit control number required to record your voting instructions via the Internet.
If you have access to a touch-tone telephone, you may authorize your proxy by dialing (800) 690-6903 and following the recorded instructions, or by dialing (833) 215-7319 and speaking to a live agent. You will need the 16-digit control number included on your
Notice and Access Card or your proxy card in order to record your voting instructions by telephone.
You can authorize a proxy to vote via the Internet or by telephone at any time prior to 11:59 p.m., Eastern Time, June 24, 2026, the day before the Annual Meeting.
What if I return my proxy but do not mark
it to show how I am voting?
If you submit a signed proxy without indicating your vote on any matter, the designated proxies will vote to elect all nine director nominees as directors and to approve the ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026 and will vote in their discretion for any other matters properly presented for consideration at the Annual Meeting.

2026 Proxy Statement | 45

What if other matters come up at the
Annual Meeting?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented for consideration at the meeting or any adjournment or postponement thereof and you are a
stockholder of record and have submitted a proxy card, the
persons named in your proxy card will have the discretion to vote on those matters for you.
Can I change my vote or revoke my
proxy after I authorize my proxy?
Yes. At any time before the vote on a proposal, you can change your vote either by:
■executing or authorizing, dating and delivering to us a new proxy with a later date that is received no later than 11:59 p.m., Eastern
Time, on June 24, 2026;
■authorizing a proxy again via the Internet or by telephone at a later time before the closing of those voting facilities at 11:59
p.m., Eastern Time, on June 24, 2026;
■sending a written statement revoking your proxy card to our
Secretary or any corporate officer of the Company, provided
such statement is received no later than 11:59 p.m., Eastern
Time, on June 24, 2026; or
■participating in the Annual Meeting, revoking your proxy and voting online during the Annual Meeting prior to the closing of the polls.
Your participation at the Annual Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.
Proxy revocation notices should be sent to Blackstone Real
Estate Income Trust, Inc., 345 Park Avenue, New York, New York
10154, Attention: Secretary. New paper proxy cards should be sent to Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
What constitutes a quorum?
We will convene the Annual Meeting if stockholders representing the required quorum of shares of our common stock entitled to vote either sign and return their paper proxy cards, authorize a proxy to vote electronically or telephonically or participate at the meeting. The presence, either online or by proxy, at the Annual
Meeting of at least 50% of all the votes entitled to be cast on any matter will constitute a quorum. Under our bylaws, if a quorum is not present at the Annual Meeting, the Chairperson of the Annual
Meeting may adjourn the Annual Meeting to a date not more than
120 days from the original Record Date without notice other than an announcement at the Annual Meeting. At such adjourned
meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes and abstentions will also be
considered present for the purpose of determining whether we have a quorum.
Who will count the votes?
Representatives of Broadridge (our solicitor) or its designee will count the votes and will serve as the independent inspector of election.
Where can I find the voting results of the
Annual Meeting?
We intend to announce the voting results at the Annual Meeting and in a Current Report on Form 8-K filed with the SEC within four business days after the date of the Annual Meeting.
How can I get additional copies of this
Proxy Statement or other information
filed with the SEC relating to this
solicitation?
You may obtain additional copies of this Proxy Statement or other information filed with the SEC relating to this solicitation by calling our solicitor, Broadridge, toll-free at (833) 215-7319.
Where can I get more information about
Blackstone Real Estate Income Trust?
In connection with this solicitation, we have provided you with our
Annual Report that contains our audited financial statements. We also file reports and other documents with the SEC. You can view these documents at the SEC’s website, www.sec.gov. You can
also find more information on our website, www.breit.com.
How is this solicitation being made?
This solicitation is being made primarily by the mailing of these proxy materials. Supplemental solicitations may be made by mail or telephone by our officers and representatives, who will receive no extra compensation for their services. The expenses in
connection with this solicitation, including preparing and mailing these proxy materials, will be borne by us. We will reimburse brokerage firms and others for their reasonable expenses in
forwarding solicitation material to the beneficial owners of our common stock. We have hired Broadridge to assist us in the
distribution of our proxy materials and for the solicitation of proxy votes. We will pay Broadridge customary fees and expenses for these services of approximately $125,000.
Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
Will my vote make a difference?
Yes, your vote is VERY IMPORTANT. Your immediate response
will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
We encourage you to participate in our governance.

46 | Blackstone Real Estate Income Trust

Charitable Donation
To recognize your participation, the Company will make a
charitable donation to support a foundation being established to develop and support values-driven leaders in the mold of our beloved former CEO Wesley LePatner. As,always, your vote is
important, and we hope you will make it count in more ways than one.

2026 Proxy Statement | 47

Audit Committee Report
Our Board of Directors’ Audit Committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of the independent registered public accounting firm and internal audit activities and operates under a written charter adopted by the Board of Directors. The charter can be viewed, together with any future changes that may occur, on our website at www.breit.com. The Audit Committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent registered public accounting firm. The Audit Committee members are “independent,” consistent with the qualifications set forth in our charter, the listing standards of the NYSE and Rule 10A-3 under the Exchange Act applicable to boards of directors in general and audit committees in particular.
Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and our financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation, presentation and integrity of our financial statements. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with U.S. generally accepted auditing standards and expressing an opinion as to their conformity with
U.S. generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee the foregoing functions.
The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. In performance of its oversight function, the Audit Committee has met and held discussions with management and our independent registered public accounting firm with respect to our audited consolidated financial statements for fiscal year 2025 and related matters. Management advised the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and our independent registered public accounting firm,
Deloitte. Our independent registered public accounting firm presented to and reviewed with the Audit Committee the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit
Committee concerning independence, and in connection therewith, the Audit Committee discussed with the independent registered public accounting firm their views as to their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, Deloitte. The Audit Committee meetings regularly include executive sessions with our independent registered public accounting firm without the presence of our management.
In undertaking its oversight function, the Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the
United States and on the representations of the independent registered public accounting firm included in their report on our financial statements. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external audits, whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the system of internal control.
Based on the Audit Committee’s considerations, discussions with management and discussion with the independent registered public accounting firm as described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Raymond Beier (Chairperson)
Richard Gilchrist
Susan Carras
Edward Lewis

48 | Blackstone Real Estate Income Trust

Annual Report
Our Annual Report is being concurrently made available for distribution to our stockholders.
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. These filings are available on our website, www.breit.com. Copies of our Annual Report on Form 10-K including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to
Secretary, Blackstone Real Estate Income Trust, Inc., 345 Park Avenue, New York, New York 10154.
Other Matters
Our management does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.
Stockholder Proposals for the 2027 Annual Meeting
If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our Proxy Statement and proxy card for our 2027 Annual Meeting of Stockholders, your proposal must be received by our Secretary on or before November 27, 2026. Your proposal should be mailed by certified mail return receipt requested to our Secretary at Blackstone Real Estate Income Trust, Inc., 345 Park
Avenue, New York, New York 10154. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, if you desire to bring business (including director nominations) before our 2027 Annual Meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than October 28,
2026 and no later than 5:00 p.m. New York City time, on November 27, 2026. However, if the 2027 Annual Meeting is advanced or delayed more than 30 days from the first anniversary of the date of the 2026 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., New York City time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. For additional requirements, stockholders should refer to our bylaws, Article II,
Section 11(a), “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” a current copy of which may be obtained from our Secretary.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule
14a-19 under the Exchange Act no later than April 26, 2027.
Householding of Proxy Materials
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Proxy Statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces printing costs and postage fees. Stockholders will continue to receive separate proxy cards. If you participate in householding and wish to receive a separate copy of this Proxy Statement, or if you do not wish to participate in householding and prefer to receive separate copies of our Proxy Statement in the future, please contact
Broadridge Financial Solutions, Inc., Householding Department, in writing at 51 Mercedes Way, Edgewood, New York 11717; or by telephone: (800) 542-1061.You can also request prompt delivery of a copy of the Proxy Statement and Annual Report by contacting
Broadridge, 51 Mercedes Way, Edgewood, New York 11717, (833) 215-7319.

Blackstone

Blackstone
345 Park Avenue
New York, NY 10154
www.breit.com

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V85987-TBD For Against Abstain For Against Abstain ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! BLACKSTONE REAL ESTATE INCOME TRUST, INC. 345 PARK AVENUE NEW YORK, NY 10154 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com/BREIT or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 24, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BREIT2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 24, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received by 11:59 p.m. Eastern Time on June 24, 2026. If you vote by internet or by telephone, please do not mail your card. 1. Elect nine director nominees listed in the Proxy Statement. Nominees: 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof will be voted on by the proxy holders in their discretion. BLACKSTONE REAL ESTATE INCOME TRUST, INC. The Board of Directors recommends a vote FOR THE NINE DIRECTOR NOMINEES LISTED BELOW AND A VOTE "FOR" PROPOSAL 2. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1a. Katharine A. Keenan 1b. A.J. Agarwal 1c. Zaneta Koplewicz 1d. Frank Cohen 1e. Raymond J. Beier 1f. Susan Carras 1g. Richard I. Gilchrist 1h. Field Griffith 1i. Edward Lewis SCAN TO VIEW MATERIALS & VOTE w
V85988-TBD Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held On June 25, 2026: The Proxy Statement, Form of Proxy and our 2025 Annual Report are available at www.proxyvote.com/BREIT YOUR VOTE IS IMPORTANT! In connection with stockholders' participation in the 2026 Annual Meeting, Blackstone Real Estate Income Trust, Inc. will make a charitable donation to support a foundation being established to develop and support values-driven leaders in the mold of our beloved former CEO Wesley LePatner. BLACKSTONE REAL ESTATE INCOME TRUST, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS - JUNE 25, 2026 The undersigned stockholder(s) hereby appoint(s) Katharine A. Keenan, Paul Kolodziej and Leon Volchyok as proxies of the undersigned, with full power of substitution to each, and hereby authorize(s) each of them to represent the undersigned and to vote at the Annual
Meeting of Stockholders of Blackstone Real Estate Income Trust, Inc. (the "Company"), to be held virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/BREIT2026 on Thursday, June 25, 2026 at 8:30 am (Eastern Time) (the "Meeting") and at any and all adjournments or postponements thereof, all shares of the Company which the undersigned would be entitled to vote if present, in accordance with the following instructions. The undersigned acknowledge(s) receipt of the Proxy Statement relating to the Meeting and revokes any proxy heretofore given with respect to such Meeting and any adjournments or postponements thereof. The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted "FOR" each of the director nominees listed on the reverse side and "FOR" proposal 2. This proxy also grants the above named proxies discretionary power to vote upon such other business as may properly come before the Meeting. PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Continued and to be signed on reverse side